                                                                    EXHIBIT 10.3

                                   AGREEMENT

This Agreement is entered into between Motorola, Inc., by and through its Pan American Cellular Subscriber Group, having a place of business at 600 North U.S. Highway 45, Libertyville, Illinois 60048-1286 (hereinafter "Seller" or "MOTOROLA") and CellStar, Ltd., with a place of business at 1730 Briercroft Drive, Carrollton, Texas 75006 (hereinafter "Buyer").

Buyer agrees to purchase and Seller agrees to sell [REDACTED] cellular subscriber units (hereinafter "Products") over a term beginning January 1, 1996 and ending December 31, 1996 ("Initial Term"), under the terms and conditions set forth in this Agreement including the following attachments:

        .  Attachment A - Products and Prices
        .  Attachment B - Terms and Conditions
        .  Attachment C - Supplemental Terms and Conditions
        .  Attachment D - Limited Warranty
        .  Attachment E - CellStar Authorized Markets

Premier Line and Signature Line cellular subscriber units may only be purchased by Buyer under terms contained in a separate written agreement with Motorola applicable to those products.

Buyer also agrees to purchase and Seller agrees to sell cellular subscriber accessories (hereinafter "Accessories") during the Initial Term under the terms and conditions set forth in the following attachment:

        .  Attachment F - Accessories Program.

This Agreement constitutes the entire and final expression of agreement between the parties pertaining to the subject matter hereof and supersedes all other communications between the parties.

Unless this Agreement is superseded by a new agreement, or otherwise terminated pursuant to the terms contained herein, this Agreement will continue in effect beyond its initial term until terminated by either party upon thirty (30) days' prior written notice.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives effective as of January 1, 1996.

MOTOROLA, INC.                                 CELLSTAR LTD.
                                               By:  National Auto Center, Inc.
/s/ WOLF PAVLOK                                General Partner
--------------------------
Wolf Pavlok
Senior Vice President and General Manager
Pan American Cellular Subscriber Group
DATE:  9/16/96

/s/ SUZETTE STEIGER                            /s/ALAN H. GOLDFIELD
---------------------------                    ---------------------------------
Suzette Steiger                                Alan H. Goldfield
Corporate Vice President and General Manager   Chairman of the Board and CEO
U.S. Markets Division
Pan American Cellular Subscriber Group
DATE:  ____________________                    DATE:  __________________________





Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                       Cover




                THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH BRACKETS ([ ]).



--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                      WIRELINE AMPS PRODUCT DISTRIBUTION
                      ----------------------------------
                            Effective July 18, 1996



PORTFOLIO PRODUCTS                Model      Includes               [REDACTED]
------------------                -----      --------
2800 Mobile                       19008WAMS  HANDS FREE
                                             3 YR WARRANTY

2800 Attache w/o Battery          19020WAAS  3 YR WARRANTY

2800 Attache with Battery         19021WAAB  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

2900 Lunchbox w/o Battery         19103WALB  3 YR WARRANTY

2900 Lunchbox with Battery        19102WALS  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

Power PAK w/o Battery             19133WAJS  3 YR WARRANTY

Power PAK with Battery            19145WAJD  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

Classic II                        89003WAUD  1 YR WARRANTY

Ultra Classic II Base Model       89005WACB  1 YR WARRANTY
                                             STANDARD BATTERY

DPC 550                           34013WARS  1 YR WARRANTY
                                             OVERNIGHT DESK TOP CHARGER
                                             NiCd STANDARD BATTERY

DPC 550 Travel Pak                34006WARE  1 YR WARRANTY
                                             NiCd STANDARD BATTERY
                                             AC CHARGER TRANSFORMER

Micro TAC Ultra Lite Base Model   76289WNTB  1 YR WARRANTY
                                             NiMH SLIM BATTERY
                                             INTELLICHARGE XT

All units include 2% cooperative promotion Allowance; application of which must be according to the standard Motorola Cooperative Promotion Allowance Program as revised January 1994.

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING
                      WIRELINE AMPS PRODUCT DISTRIBUTION
                      ----------------------------------
                            Effective July 18, 1996

PREMIER PRODUCTS                     Model      Includes             [REDACTED]
----------------                     -----      --------
Contour                              76544WANB  1 YR WARRANTY
                                                NiCd BATTERY
                                                AC CHARGER/TRANSFORMER

DPC 650                              76359WADB  1 YR WARRANTY
                                                SLIM NiCd Bauery
                                                SLOW DESK TOP CHARGER

DPC 650 Olympic Package              76522WADS  1 YR WARRANTY
                                                NEW, LIGHTWEIGHT NiMH BATTERY
                                                RAPID CHARGER BASE & TRANSFORMER
                                                VINYL CASE
                                                COMMEMORATIVE OLYMPIC PIN


Micro TAC Lite II Entry PAK          76093WAHB  1 YR WARRANTY
                                                SLIM NiCd BATTERY
                                                SLOW DESK TOP CHARGER

Micro TAC Lite II Olympic Package    76480WAHS  1 YR WARRANTY
                                                NEW, LIGHTWEIGHT NiMH BATTERY
                                                FAST CHARGER BASE & TRANSFORMER
                                                VINYL CASE
                                                COMMEMORATIVE OLYMPIC PIN


Micro TAC Lite II Pro PAK            76096WAHP  3 YR WARRANTY
With Vibracall                                  SLIM NiMH BATTERY
                                                RAPID DESK TOP CHARGER

Micro TAC Elite NiMH Entry PAK       76730WNXS  1 YR WARRANTY
With Answering Machine                          SLIM NIMH BATTERY
                                                AC CHARGER
                                                ANSWERING MACHINE

Micro TAC Elite NiMH Olympic Package 76489WNXS  1 YR WARRANTY
With Answering Machine                          SLIM NIMH BATTERY
                                                ELITE INTERNAL CHARGER
                                                ANSWERING MACHINE
                                                USER VIDEO
                                                LEATHER CASE
                                                COMMEMORATIVE OLYMPIC PIN

All units include 2% cooperative promotion Allowance; application of which must be according to the standard Motorola Cooperative Promotion Allowance Program as revised January 1994.

[REDACTED]

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce
                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                       WIRELINE AMPS PRODUCT DISTRIBUTION
                       ----------------------------------
                            Effective July 18, 1996

PORTFOLIO PRODUCTS                       Model             [REDACTED]
------------------                       -----
2800 Mobile                            19008WAMS


2800 Attache w/o Battery               19020WAAS


2800 Attache with Battery              19021WAAB


2900 Lunchbox w/o Battery              19103WALB


2900 Lunchbox with Battery             19102WALS


Power PAK w/o Battery                  19133WAJS


Power PAK with Battery                 19145WAJD


Classic II                             89003WAUD


Ultra Classic II Base Model            89005WACB


DPC 550                                34013WARS


DPC 550 Travel Pak                     34006WARE


Micro TAC Ultra Lite Base Model        76289WNTB

These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce
                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                      WIRELINE AMPS PRODUCT DISTRIBUTION
                      ----------------------------------
                            Effective July 18, 1996

PREMIER PRODUCTS                        Model                [REDACTED]
----------------                        -----
Contour                                 76544WANB

DPC 650                                 76359WADB

DPC 650 Olympic Package                 76522WADS

Micro TAC Lite II Entry PAK             76093WAHB

Micro TAC Lite II Olympic Package       76480WAHS

Micro TAC Lite II Pro PAK               76096WAHP
With Vibracall

Micro TAC Elite NiMH Entry PAK          76730WNXS
With Answering Machine

Micro TAC Elite NiMH Olympic Package    76489WNXS
With Answering Machine

These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                       NON-WIRELINE PRODUCT DISTRIBUTION
                       ---------------------------------
                            Effective July 18, 1996


PORTFOLIO PRODUCTS             Model         Includes           [REDACTED]
------------------             -----         --------
Power PAK 150                  19134NAJS     3 YR WARRANTY
(Without Battery)

Power PAK 150                  19146NAJD     3 YR WARRANTY
(With Battery)                               BATTERY & CHGR. KIT

TX400 Mobile Phone             19005NAMS     3 YR WARRANTY
                                             FULL DUPLEX
                                             HANDS FREE

TX400 Attache Phone            19017NAAB     3 YR WARRANTY
(Without Battery)

TX400 Attache Phone            19016NAAS     3 YR WARRANTY
(With Battery)                               BATTERY & CHGR. KIT

TX400 Carry Phone              19096NALS     3 YR WARRANTY
(With Battery)                               BATTERY & CHGR. KIT

TX400 Carry Phone              19097NALB     3 YR WARRANTY
(Without Battery)

Classic II                     89004NACB     1 YR WARRANTY
                                             STD. BATTERY

Ultra Classic II Base Model    89006NAUB     1 YR WARRANTY
                                             STD. BATTERY

DPC 550                        34014NARS     1 YR WARRANTY
                                             NiCd STANDARD (TALK
                                             PAK) BATTERY
                                             SLOW CHARGER BASE &
                                             TRANSFORMER

DPC 550 Travel Pak             34007NARE     1 YR WARRANTY
                                             NiCd STANDARD (TALK
                                             PAK) BATTERY
                                             AC CHARGER TRANSFORMER

Micro TAC Ultra Lite Base      76290NATB     1 YR WARRANTY
 Model with VibraCall/TM/                    NiMH SLIM BATTERY
                                             INTELLICHARGE XT


All units include 2% cooperative promotion allowance; application of which must be according to the Motorola Cellular Co-op Advertising and Promotion Plan as revised January 1994.

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                       NON-WIRELINE PRODUCT DISTRIBUTION
                       ---------------------------------
                            Effective July 18, 1996


PREMIER PRODUCTS               Model         Includes           [REDACTED]
----------------               -----         --------

Courier                        76193NANB     1 YR WARRANTY
                                             EAGLE NiCd BATTERY
                                             AC CHARGER TRANSFORMER

Piper                          76358NADB     1 YR WARRANTY
                                             SLIM NiCd BATTERY
                                             SLOW CHARGER BASE &
                                             TRANSFORMER

Piper Olympic Package          76523NADS     1 YR WARRANTY
                                             NEW, LIGHTWEIGHT
                                             NiMH BATTERY RAPID
                                             CHARGER BASE &
                                             TRANSFORMER
                                             VINYL CASE
                                             COMMEMORATIVE OLYMPIC PIN

Micro TAC Lite XL Entry PAK    76138NAHB     1 YR WARRANTY
                                             NiCd STANDARD BATTERY
                                             SLOW CHARGER & TRANSFORMER

Micro TAC Lite XL Pro PAK      76098NAHP     3 YR WARRANTY
with VibraCall/TM/                           SLIM NiMH BATTERY
                                             FAST CHARGER & TRANSFORMER

Micro TAC Lite XL Olympic      76481NAHS     1 YR WARRANTY
Package                                      NEW, LIGHTWEIGHT NiMH
                                             BATTERY FAST CHARGER
                                             BASE & TRANSFORMER
                                             VINYL CASE
                                             COMMEMORATIVE OLYMPIC PIN

Micro TAC Elite NiMH Entry PAK 76731NAXE     1 YR WARRANTY
With Answering Machine                       SLIM NIMH BATTERY
                                             ELITE INTERNAL CHARGER

Micro TAC Elite NiMH Olympic   76493NAXS     1 YR WARRANTY
Package With Answering Machine               SLIM NIMH BATTERY
                                             ELITE INTERNAL CHARGER
                                             USER VIDEO
                                             LEATHER CASE
                                             COMMEMORATIVE OLYMPIC PIN

All units include 2% cooperative promotion allowance; application of which must be according to the Motorola Cellular Co-op Advertising and Promotion Plan as revised January 1994.

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                       NON-WIRELINE PRODUCT DISTRIBUTION
                       ---------------------------------
                            Effective July 18, 1996

PORTFOLIO PRODUCTS                 Model                     [REDACTED]
------------------                 -----
Power PAK 150                      19134NAJS
(Without Battery)

Power PAK 150                      19146NAJD
(With Battery)

TX400 Mobile Phone                 19005NAMS

TX400 Attache Phone                19017NAAB
(Without Battery)

TX400 Attache Phone                19016NAAS
(With Battery)

TX400 Carry Phone                  19096NALS
(With Battery)

TX400 Carry Phone                  19097NALB
(Without Battery)

Classic II                         89004NACB

Ultra Classic II Base Model        89006NAUB

DPC 550                            34014NARS

DPC 550 Travel Pak                 34007NARE

Micro TAC Ultra Lite Base Model    76290NATB
with VibraCall/TM/

These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                          AMENDMENT TO THE AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                       NON-WIRELINE PRODUCT DISTRIBUTION
                       ---------------------------------
                            Effective July 18, 1996

PREMIER PRODUCTS                     Model                  [REDACTED]
----------------                     -----
Courier                              76193NANB

Piper                                76358NADB

Piper Olympic Package                76523NADS

Micro TAC Lite XL Entry PAK          76138NAHB

Micro TAC Lite XL Pro PAK            76098NAHP
with VibraCall/TM/

Micro TAC Lite XL Olympic Package    7648lNAHS

Micro TAC Elite NiMH Entry PAK       76731NAXE
With Answering Machine

Micro TAC Elite NiMH Olympic Package 76493NAXS
With Answering Machine

These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidentlal Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                      WIRELINE NAMPS PRODUCT DISTRIBUTION
                      -----------------------------------
                            Effective July 18, 1996


PORTFOLIO PRODUCTS                Model      Includes               [REDACTED]
------------------                -----      --------
2900 Mobile                       19052WNMS  HANDS FREE
                                             3 YR WARRANTY

2900 Attache w/o Battery          19067WNAB  3 YR WARRANTY

2900 Attache with Battery         19066WNAS  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

2900 Lunchbox w/o Battery         19087WNLB  3 YR WARRANTY

2900 Lunchbox with Battery        19086WNLS  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

Power PAK w/o Battery             19135WNJS  3 YR WARRANTY

Power PAK with Battery            19147WNJD  3 YR WARRANTY
                                             BATTERY & CHGR. KIT

Classic II                        89011WNCB  1 YR WARRANTY

Ultra Classic II Base Model       89013WNUB  1 YR WARRANTY
                                             STANDARD BATTERY

DPC 550                           34015WNRS  1 YR WARRANTY
                                             OVERNIGHT DESK TOP CHARGER
                                             NiCd STANDARD PAK

DPC 550 Travel Pak                34008WNRE  1 YR WARRANTY
                                             NiCd STANDARD BATTERY
                                             AC CHARGER TRANSFORMER

Micro TAC Ultra Lite Base Model   76289WNTB  1 YR WARRANTY
                                             NiMH SLIM BATTERY
                                             INTELLICHARGE XT

All units include 2% cooperative promotion Allowance; application of which must be according to the standard Motorola Cooperative Promotion Allowance Program as revised January 1994.

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING
                      WIRELINE NAMPS PRODUCT DISTRIBUTION
                      -----------------------------------
                            Effective July 18, 1996


PREMIER PRODUCTS                      Model      Includes             [REDACTED]
----------------                      -----      --------
Contour                             76546WNNB    1 YR WARRANTY
                                                 NiCd BATTERY
                                                 AC CHARGER/TRANSFORMER

Micro TAC DPC 650                   76361WNDB    1 YR WARRANTY
                                                 SLIM NiCd Battery
                                                 SLOW DESK TOP CHARGER

Micro TAC DPC 650 Olympic Package   76524WNDS    1 YR WARRANTY
                                                 NEW, LIGHTWEIGHT NiMH
                                                 BATTERY RAPID CHARGER
                                                 BASE & TRANSFORMER
                                                 VINYL CASE
                                                 COMMEMORATIVE OLYMPIC
                                                 PIN

Micro TAC Lite II Entry PAK         76094WNHB    1 YR WARRANTY
                                                 SLIM NiCd BATTERY
                                                 SLOW DESK TOP CHARGER

Micro TAC Lite II Olympic Package   76482WNHS    1 YR WARRANTY
                                                 NEW, LIGHTWEIGHT NiMH
                                                 BATTERY FAST CHARGER
                                                 BASE & TRANSFORMER
                                                 VINYL CASE
                                                 COMMEMORATIVE OLYMPIC
                                                 PIN

Micro TAC Lite II Pro PAK           76097WNHP    3 YR WARRANTY
With Vibracall                                   SLIM NiMH BATTERY
                                                 RAPID DESK TOP CHARGER

Micro TAC Elite NiMH Entry PAK      76730WNXS    1 YR WARRANTY
With Answering Machine                           SLIM NIMH BATTERY
                                                 AC CHARGER
                                                 ANSWERING MACHINE

Micro TAC Elite NiMH Olympic        76489WNXS    1 YR WARRANTY
Package With Answering                           SLIM NIMH BATTERY
Machine                                          ELITE INTERNAL CHARGER
                                                 ANSWERING MACHINE
                                                 USER VIDEO
                                                 LEATHER CASE
                                                 COMMEMORATIVE OLYMPIC PIN

All units include 2% cooperative promotion Allowance; application of which must be according to the standard Motorola Cooperative Promotion Allowance Program as revised January 1994.

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                      WIRELINE NAMPS PRODUCT DISTRIBUTION
                      -----------------------------------
                            Effective July 18, 1996

PORTFOLIO PRODUCTS                          Model           [REDACTED]
------------------                          -----
2900 Mobile                                19052WNMS

2900 Attache w/o Battery                   19067WNAB

2900 Attache with Battery                  19066WNAS

2900 Lunchbox w/o Battery                  19087WNLB

2900 Lunchbox with Battery                 19086WNLS

Power PAK w/o Battery                      19135WNJS

Power PAK with Battery                     19147WNJD

Classic II                                 89011WNCB

Ultra Classic II Base Model                89013WNUB

DPC 550                                    34015WNRS

DPC 550 Travel Pak                         34008WNRE

Micro TAC Ultra Lite Base Model            76289WNTB


These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

         Confidential Business Information - Do Not copy or reproduce

                     AMENDMENT TO THE LETTER OF AGREEMENT
                         BETWEEN MOTOROLA AND CELLSTAR
                            ATTACHMENT A - PRICING

                      WIRELINE NAMPS PRODUCT DISTRIBUTION
                      -----------------------------------
                            Effective July 18, 1996


Products                                  Model              [REDACTED]
--------                                  -----
Contour                                 76546WNNB

Micro TAC DPC 650                       76361WNDB

Micro TAC DPC 650 Olympic Package       76524WNDS

Micro TAC Lite II Entry PAK             76094WNHB

Micro TAC Lite II Olympic Package       76482WNHS

Micro TAC Lite II Pro PAK               76097WNHP
With Vibracall

Micro TAC Elite NiMH Entry PAK          76730WNXS
With Answering Machine

Micro TAC Elite NiMH Olympic Package    76489WNXS
With Answering Machine


These rebates are accrued at shipment and are payable as account credits following the payment of the Motorola shipment invoice, and provided your Motorola receivables account is current.

----------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                 ATTACHMENT B
                             TERMS AND CONDITIONS


1. Contract prices are based on a firm commitment by Buyer to take delivery of the agreed quantity of Products during the Initial Term. Products may be aggregated to reach the contract volume commitment. If Buyer takes delivery of less than the committed quantity during the Initial Term, a volume shortfall adjustment will be calculated and billed to Buyer based on unit shipment shortfall from the committed quantity during the Initial Term. The charge per unit short will be [REDACTED] for up to [REDACTED] units short, [REDACTED] for more than [REDACTED] units and up to [REDACTED] units short, and [REDACTED] for more than [REDACTED] units short of the committed quantity. [REDACTED]

2. Motorola will issue rebates promptly after the month in which the Products were delivered and after Product payment is received, in the form of a credit memo that may be applied to the purchase of additional Products.

3. Motorola may sell other cellular subscriber equipment to Buyer if requested. Any such sale during the term of this Agreement will be at Motorola's price, and in accordance with the terms and conditions herein unless otherwise specified by Motorola.

4. Buyer will exercise its best efforts to submit purchase orders no less than thirty (30) days prior to the requested shipment dates and acknowledges that shipment on the requested date is more likely as the lead time is increased. If Motorola accepts a purchase order requesting shipment within thirty (30) from the date Motorola receives the order, Buyer agrees that the ordered Products will be shipped when it is practicable for Motorola to do so.

5. Payment terms are net 30 days.

6. Two percent (2%) of the invoice price of applicable Products purchased under this Agreement will be accrued as a cooperative promotional allowance. Application for funds must be made according to the Motorola Cellular Co-op Advertising and Promotion Plan, US Version January 1994 or any subsequent revision thereof that may be implemented by Motorola, which is incorporated herein by reference.

7. All orders and shipments shall be in multiples of 5 units per model.

8. (a) Buyer shall be a non-exclusive distributor of the Products in those geographical areas identified in Attachment E, and in any other market attachment that may later be agreed upon by the parties as an amendment to this Agreement (Buyer's "Territory").


Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page B-1

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                                CELLSTAR LTD.
                                ATTACHMENT B
                             TERMS AND CONDITIONS

    (b) This Agreement may be amended by adding markets to Buyer's Territory. Any such additional markets will be added by mutual agreement and will be identified in separate attachments. It is the intention of the parties that any market additions to this Agreement will have purchase volume commitments, market development funds, and other similar incentives and obligations, separate from and in addition to those incentives and requirements associated with the markets identified in Attachment E.

    (c) Any markets may be withdrawn from Buyer's Territory by Motorola on ninety (90) days advance notice to Buyer. Buyer agrees that Motorola may withdraw markets from Buyer's Territory at Motorola's discretion, with or without cause, without any liability or obligation to Buyer or its customers; provided, however, that Motorola will reimburse Buyer for a reasonable cancellation fee paid to terminate a lease commitment(s) reasonably occasioned by Buyer's obligation to sell Products in that market by this Agreement.

    (d) From time to time Motorola may request Buyer to service a certain market not on the current Attachment E for a limited period of time. The terms of any such arrangement shall be in writing and mutually agreeable to the parties.

    (e) Buyer's distribution of the Products is limited to Buyer's Territory. Buyer shall not transship, sell, or otherwise transfer Products outside its Territory, and Buyer shall incorporate this limitation into all of its agent and distributor equipment agreements as a condition of resale of the Products and reasonably enforce same. Sales within the Territory without transshipment is a material condition to Buyer's rights under this Agreement, and it is agreed that any direct or indirect distribution, transshipment and/or sale of Products outside the Territory by Buyer or others purchasing through Buyer shall be a material breach of this Agreement and will result in substantial damage to Motorola which will be difficult to quantify. Accordingly, in the event of such the parties agree that Motorola, in addition to any other remedies it may have under applicable law and this Agreement, may reject some or all purchase orders from Buyer for any model or models of Product, including Premier products, until Buyer can demonstrate that Buyer has instituted policies and procedures to prevent any such occurrences in the future.

9. All units will carry mutually agreed upon designated logos. Buyer will provide photographic quality artwork 30 days prior to requested ship date. Buyer represents and warrants that it has the right by way of ownership or otherwise, to use such logo and further agrees to indemnify and hold Motorola harmless for any losses, damages or other liabilities resulting from the use of the designated logo.

10. Buyer shall provide Motorola on a quarterly basis, not less than thirty (30) days prior to the start of the next quarter, a continuous usage forecast for the next two (2) calendar quarters (the "Quarterly Forecast") to assist Motorola in maintaining an orderly production flow for the purpose of Buyer's delivery requirements. Buyer shall indicate the Product model number and projected purchase volume by units for each month of the quarter.



Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page B-2

                                 CELLSTAR LTD.
                                 ATTACHMENT B
                             TERMS AND CONDITIONS

11. Buyer shall provide Motorola on a quarterly basis, not less than thirty (30) days prior to the start of the next quarter, a firm processable purchase order for the first month of the Quarterly Forecast; provided, however, that a delivery(ies) scheduled in such first month may be rescheduled by Buyer into the second month on notice to Motorola not less than [REDACTED] prior to the scheduled delivery date.

12. (a) During the Initial Term of this Agreement, if Motorola reduces the price of a particular model of Product, then Buyer shall be entitled to the benefit of price protection for [REDACTED}

    (b) Motorola will make a price adjustment for each Eligible Unit equal to the difference between Buyer's net purchase price (invoice price less rebate and any promotional amounts) and the new net price (invoice price less rebate and any promotional amounts). Price protection will be paid as a credit against future purchases within fifteen (15) days after the end of the month of receipt of price protection claim and required documentation.

13. As a condition to the price protection described herein, Buyer shall furnish Motorola with accurate monthly reports of Buyer inventory (by major product category) of Products. Each such inventory report shall be received by your Motorola Account Executive no later than the first Thursday following the close of Motorola's shipment month (dates listed below), and shall include all inventories maintained by Buyer and its affiliates, including inventories maintained by major agents or at drop ship distribution points. It is specifically understood that inventories maintained at Sam's Club kiosk locations shall be estimates only. If any such report is received after the applicable date listed below, the time period for shipments protected against price reductions shall be reduced by one day for each day such report is late.

    Monthly reports of inventory are to be received by Motorola by:

    Thursday       8/01/96
    Thursday       8/29/96
    Thursday       10/03/96
    Thursday       10/31/96
    Wednesday      11/27/96*
    Thursday       1/02/97

    * November inventory date is on Wednesday due to the Thanksgiving national holiday.


Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page B-3

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                                CELLSTAR LTD.
                                ATTACHMENT B
                            TERMS AND CONDITIONS

14. [REDACTED]

15. Motorola will offer its Signature Products (including the StarTAC(TM) cellular phone) to Buyer for distribution to Buyer's dealers and agents at locations pre-approved by Motorola under the terms of Motorola's Signature program in effect from time to time. Motorola will drop ship Buyer's orders for Signature Products direct to each approved dealer and/or agent location, with the related invoice being sent to the Buyer. Signature Products delivered to a location may not be transshipped to any other location nor offered for sale from any other location without Motorola's express prior written consent.



Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page B-4


--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                 ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS


1. PRICES The prices for the Products purchased hereunder shall be as set forth in Attachment A to the Agreement.

2. ORDERS AND FORECASTS (a) Orders. All orders by Buyer shall be only upon the terms and conditions of this Agreement. The only effect of any terms and conditions in Buyer's orders or elsewhere shall be to request the time and place of delivery and number of units to be delivered, subject to Seller's acceptance, but they shall not change, alter or add to the terms and conditions of this Agreement in any other way. Seller's invoice shall also not change the terms and conditions of this Agreement. (b) Forecasts. During the term of this Agreement, Buyer shall use its best efforts to update, on a quarterly basis, a continuous usage forecast to assist Seller in maintaining an orderly production flow for the purpose of meeting Buyer's delivery requirements. Buyer's failure to provide such information may be considered cause by Seller for excusable delivery delay.

3. CANCELLATION Buyer may cancel orders placed in accordance with the terms and conditions of this Agreement upon payment of cancellation charges which shall include all costs incurred or committed for unless such costs are otherwise recoverable through the sale of the product on a timely basis. Payment shall be due within thirty (30) days of the date of invoice. Seller agrees to divert completed material and work in process from canceled orders to other requirements wherever possible in order to minimize cancellation charges.

4. DELIVERY AND PAYMENT (a.) All deliveries are FOB Motorola's plant. Each such delivery will be separately invoiced and payment from Buyer shall be due thirty (30) days from the date thereof without regard to other deliveries. DELIVERY DATES ARE BEST ESTIMATES ONLY. (b.) Title to the Products sold shall pass to Buyer at the FOB point.

5. FORCE MAJEURE Neither party shall be liable for any delay or failure to perform due to any cause beyond its reasonable control except the obligation to pay money when due. Causes include but are not limited to strikes, acts of God, acts of the other party, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier, or delays in FCC frequency authorization or license grant. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay. To the extent that MOTOROLA is unable to manufacture and deliver the annual commitment, it shall be reduced on a pro-rata basis. In the event MOTOROLA is unable to wholly or partially perform for a period greater than forty-five (45) days because of any cause beyond its reasonable control, either party may terminate any delayed order without any liability.

6. WARRANTY MOTOROLA warrants the Products to the original subscriber buyers or lessees only in accordance with its Limited Warranty attached to the Agreement, or as the Limited Warranty may be revised by Motorola from time to time (to be applicable to units shipped by Motorola on or after the effective date of the revision), and makes no representation or warranty of any other kind, express or implied. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTY, MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. PATENT AND COPYRIGHT INDEMNIFICATION (a) MOTOROLA agrees to defend, at its expense, any suits against Buyer and third parties purchasing Motorola products from Buyer based upon a claim that any products furnished hereunder directly infringes a U.S. patent or copyright and to pay costs and damages finally awarded in any such suit, provided that MOTOROLA is notified promptly in writing of the suit and at Motorola's request and at its expense is given control of said suit and all requested assistance for defense of same. If the use or sale of any product(s) furnished hereunder is enjoined as a result of such suit, MOTOROLA at its option and at no expense to Buyer, shall obtain for Buyer the right to use or sell said product(s) or shall substitute an equivalent product reasonably acceptable to Buyer and extend this indemnity thereto or shall accept the return of the product(s) and reimburse Buyer the purchase price therefor, less a reasonable charge for reasonable wear and tear. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the alteration of any products furnished by MOTOROLA or by the combination of any products(s) furnished by MOTOROLA and other elements nor does it extend to any products(s) of Buyer's design or formula. The foregoing states the entire liability of MOTOROLA for patent or copyright infringement. (b) IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, OR OTHER INTELLECTUAL PROPERTY RIGHTS.


Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page C-1

                                 CELLSTAR LTD.
                                 ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS

 8. LICENSE DISCLAIMER Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of MOTOROLA.

 9. TAXES Except for the amount, if any, of state and local tax stated in the Agreement, the prices set forth herein are exclusive of any amount for Federal, State and/or Local excise, sales, use, property, retailer's, occupation or any other assessment in the nature of taxes however designated, on the products and/or services provided under this Agreement. If any such excluded tax, exclusive however, of any taxes measured by Seller's net income or taxes based on Seller's gross receipts or based on Seller's franchise, is determined to be applicable to this transaction or to the extent MOTOROLA is required to pay or bear the burden thereof, one hundred percent (100%) thereof shall be added to the prices set forth herein and paid by Buyer. Personal property taxes assessable on the products shall be the responsibility of Buyer. In the event Buyer claims exemption from sales, use or other such taxes under this Agreement, Buyer shall hold Motorola harmless of any subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties, and late charges.

10. TECHNICAL ASSISTANCE Motorola's warranty shall not be enlarged, and no obligation or liability shall arise out of Motorola's rendering of technical advice, facilities or service in connection with Buyer's purchase of the products furnished.

11. LIMITATION OF LIABILITY EXCEPT FOR PERSONAL INJURY, AND EXCEPT FOR PARAGRAPH 7 PATENT AND COPYRIGHT INDEMNIFICATION, MOTOROLA'S TOTAL LIABILITY, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. BUYER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, REPAIR OR REPLACE PRODUCT(S) THAT ARE NOT AS WARRANTED. IN NO EVENT WILL MOTOROLA BE LIABLE FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

12. LOGOS AND TRADEMARKS In order that Seller may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, Buyer, without the express written consent of Seller, shall have no right to use any such marks, names, slogans or designations of Seller in the sales, lease or advertising of any products or on any product container, component part, business forms, sales, advertising and promotional materials or other business supplies or material, whether in writing, orally or otherwise.

13. PARTY RELATIONSHIP This Agreement does not create any agency, joint venture or partnership between Buyer and Seller. Buyer shall not impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of Seller, other than as expressly provided herein.

14. WAIVER The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.

15. DEFAULT In the event that either party shall be in breach or default of any of the terms or conditions of this Agreement and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to the breaching party, then subject to the other terms and conditions of this Agreement, the other party, in addition to other rights and remedies it may have in law or equity, shall have the right to immediately cancel this Agreement without any charge or liability whatsoever.

16. GOVERNMENT SALES In the event that Buyer elects to sell Motorola products or services to the U.S. Government or a prime contractor selling to the U.S. Government, Buyer remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to the U.S. Government. Motorola makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations. Failure of Buyer to conduct any sales to the U.S. Government or to U.S. Government prime contractors in strict accordance with U.S. law shall constitute a material breach of this Agreement.


Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page C-2

                                 CELLSTAR LTD.
                                 ATTACHMENT C
                       SUPPLEMENTAL TERMS AND CONDITIONS

17. DISPUTE RESOLUTION. The parties agree that any claims or disputes will be submitted to non-binding mediation prior to initiation of any formal legal process. Costs of mediation will be shared equally.

18. EDI. In order to facilitate transactions under this Agreement, the parties may electronically transmit and receive data in agreed formats in substitution for conventional paper-based documents as provided in the Electronic Data Interchange Trading Partner Agreement between the parties dated as of April 20, 1993.

19. GENERAL No alterations or modifications of this Agreement shall be binding upon either Buyer or Seller unless made in writing and signed by an authorized representative of each. If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable. No assignment of this Agreement or of any right granted herewith shall be made by Buyer without the prior written consent of MOTOROLA. This Agreement shall be governed by the laws of the State of Illinois.



Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page C-3

                MOTOROLA LIMITED WARRANTY FOR THE UNITED STATES
                  CELLULAR SUBSCRIBER RADIOTELEPHONE PRODUCTS

I.  WHAT THIS WARRANTY COVERS AND FOR HOW LONG:

MOTOROLA INC. (MOTOROLA) warrants the MOTOROLA Cellular Subscriber Radiotelephone products and accessories against defects in material and workmanship under normal use and service for a period of time specified by the product's serial number from the date of installation. (NOTE: Installation, in the case of radiotelephones, accessories or batteries that are not installed in a vehicle, means the date that the product is placed into subscriber service. Installation will be deemed to be no later than thirty (30 days from date of delivery of the Product to you the owner.) The warranty time period is specified by the last digit of the mechanical serial number found on each cellular product. Products sold under this warranty may have either a "P", "Y", "A", "B", "C", or "D" or nothing in the eleventh position of the serial number. If there is no letter or an "A", the product comes with a (1) one year warranty. Products that have a "D" have a (2) two year warranty. Products that have a "Y" or a "B" have a (3) three year warranty, and products that have a "P" or a "C" have a (5) five year warranty commencing from the date of installation. The warranty time period for radiotelephone accessories and batteries is as follows:

     Transportable and Carry Phone batteries:              1 year
     Portable or Digital Personal Communicator(TM) (DPC)
      telephone batteries:                                 1 year
     Carrying cases (excluding leather briefcases):        Defect free at time
                                                            of shipment
     Other radiotelephone accessories:                     1 year

MOTOROLA, at its option, will at no charge either repair, replace, or refund the purchase price of the Cellular Subscriber Radiotelephone Product during the warranty period, provided it is returned in accordance with the terms of this warranty to the MOTOROLA Cellular Service Center or distributor's service shop qualified by MOTOROLA. Repair, at MOTOROLA's option, may include the replacement of parts or boards with functionally equivalent reconditioned or new parts or boards. Replaced parts, accessories, batteries, or boards are warranted for the balance of the original time period. All replaced accessories, batteries, parts and cellular telephone equipment shall become the property of MOTOROLA.

II. WARRANTY CONDITIONS:

This express limited warranty is extended by MOTOROLA to the original subscriber buyer or lessee only and is not assignable or transferable to subsequent subscriber buyers or lessees. This is the complete warranty for Cellular Subscriber Radiotelephone Products by MOTOROLA. MOTOROLA assumes no obligation or liability for additions or modifications to this warranty unless made in writing and signed by an officer of MOTOROLA. Unless made in separate written agreement between MOTOROLA and you, MOTOROLA does not warrant the installation, maintenance or service of the equipment, accessories, batteries or parts. Portable or DPC (Nickel Cadmium) batteries are warranted only if battery capacity falls below 80% of rated capacity, or the battery develops leakage. This warranty becomes void for all types of batteries if:

     a. the batteries are charged by other than MOTOROLA approved battery chargers specified for the charging of the battery.
     b. any of the seals on the battery are broken or show evidence of tampering.
     c. the battery is used in equipment or service other than the cellular telephone equipment for which it is specified.

MOTOROLA cannot be responsible in any way for any ancillary equipment not furnished by MOTOROLA which is attached to or used in connection with MOTOROLA's Cellular Subscriber Radiotelephone Products, or for operation of our equipment with any ancillary equipment and all such equipment is expressly excluded from this warranty. Furthermore, MOTOROLA cannot be responsible for any damage to MOTOROLA equipment resulting from the use of ancillary equipment not furnished by MOTOROLA for use with cellular subscriber equipment.

When the product is used in conjunction with ancillary or peripheral equipment not manufactured by MOTOROLA, MOTOROLA does not warrant the operation of the product/peripheral combination, and MOTOROLA will honor no warranty claim where the product is used in such a combination and it is determined by MOTOROLA that there is no fault with the MOTOROLA product. MOTOROLA specifically disclaims any responsibility for any damage caused in any way by the use of portable radiotelephone accessories and peripherals (specific examples include, but are not limited to: batteries, chargers, adapters, and power supplies) when such accessories and peripherals are not manufactured or supplied by MOTOROLA. MOTOROLA disclaims liability for range, coverage, availability, or operation of the Cellular System which is provided by the Carrier.

III. WHAT THIS WARRANTY DOES NOT COVER:

(a) Defects or damage resulting from use of the product in other than its normal and customary manner. (b) Defects or damage from misuse, accident or neglect.
(c) Defects or damage from improper testing, operation, maintenance, installation, adjustment, or any alteration or modification of any kind. (d) Breakage or damage to antennas unless caused directly by defects in material or workmanship. (e) Products disassembled or repaired in such a manner as to adversely affect performance or prevent adequate inspection and testing to verify any warranty claim. (f) Products which have had the serial number removed or made illegible. (g) Defects or damage due to spills of food or liquid. (h) Control Unit Coil Cords that are stretched or have the modular tab broken. (i) All plastic surfaces and all other externally exposed parts that are scratched or damaged due to customer normal use. (j) Leather briefcases (which are covered under separate manufacturers' warranties). (k) Products rented on a month-to-month basis. (l) The control unit keypad assembly, control unit displays, and control unit coil cords are not covered after the first year from installation.

IV. HOW TO GET WARRANTY SERVICE:

To receive warranty service, present your equipment to the facility described below, along with your bill of sale or comparable substitute proof of sale or lease bearing the date of installation, transceiver serial number, electronic serial number, and installation facility if applicable.

Warranty service is available by returning MOTOROLA branded Radiotelephone Products to a MOTOROLA Cellular Service Center authorized in writing by a MOTOROLA Area Service Manager to perform warranty work on MOTOROLA Cellular Subscriber Radiotelephone products. A Carrier or Distributor branded Radiotelephone Product may be returned to either (a) the specific cellular service shop qualified by MOTOROLA's Cellular Subscriber Services Department in writing and operated by or affiliated with the cellular distributor which the Distributor designates or (b) a MOTOROLA Authorized Cellular Service Center. In most cases the service shop which installed your Cellular Radiotelephone and accessories will provide warranty service. If you need additional information, contact the shop that installed your Radiotelephone, the customer service department of your cellular system operator, or MOTOROLA at the address at the bottom of this page.

In the case of vehicular installation, the vehicle in which the Radiotelephone Product is installed should be driven to the service shop, as analysis of any problem may require inspection of the entire vehicular installation. In the case of non-vehicular installation, the unit or accessories, together with any detachable parts such as antennas, battery packs, and chargers, must be delivered to a qualified MOTOROLA Cellular Service Center, or a MOTOROLA-qualified service shop, transportation and insurance prepaid. When sent or brought to the servicer, the Radiotelephone Product must be accompanied by your name, address, and telephone number, name of cellular Carrier, and a description of the problem.

V.  GENERAL PROVISIONS:

This warranty sets forth our responsibilities regarding this product. Repair, replacement or refund of the purchase price at MOTOROLA's option, is your exclusive remedy. THIS WARRANTY IS GIVEN IN LIEU OF ALL OTHER EXPRESS WARRANTIES. IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. FURTHER, AS THE CELLULAR CARRIER IS NOT CONTROLLED BY MOTOROLA, NO WARRANTY IS MADE AS TO COVERAGE, AVAILABILITY OR GRADE OF SERVICE PROVIDED BY THE CELLULAR CARRIER. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR DAMAGES IN EXCESS OF THE PURCHASE PRICE OF THE CELLULAR RADIOTELEPHONE PRODUCT, FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS OR OTHER INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE SUCH PRODUCT, TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

VI.  PATENT AND SOFTWARE PROVISIONS:

MOTOROLA will defend at its own expense, any suit brought against you to the extent that it is based on a claim that the Cellular Subscriber Radiotelephone Product parts infringes a United States patent, and MOTOROLA will pay those costs and damages finally awarded against you in any such suit which are attributable to any such claim, but such defense and payments are conditioned on the following: (i) that MOTOROLA will be notified promptly in writing by you of any notice of such claim; and (ii) that MOTOROLA will have sole control of the defense of such suit and all negotiations for its settlement or compromise; and
(iii) should the Cellular Radiotelephone, accessory, battery or parts become, or in MOTOROLA's opinion be likely to become the subject of a claim of infringement of a United States patent that you will permit MOTOROLA, at its option and expense, either to procure for you the right to continue using the Cellular Radiotelephone or parts or to replace or modify the same so that it becomes non-infringing or to grant you a credit for such Cellular Radiotelephone or parts as depreciated and accept its return. The depreciation will be an equal amount per year over the lifetime of the Cellular Subscriber Radiotelephone, accessories, battery or parts as established by MOTOROLA.

MOTOROLA will have no liability to you with respect to any claim of patent infringement which is based upon the combination of the Cellular Radiotelephone or parts furnished hereunder with software, apparatus or devices not furnished by MOTOROLA, nor will MOTOROLA have any liability for the use of ancillary equipment or software not furnished by MOTOROLA which is attached to or used in connection with the Cellular Radiotelephone. The foregoing states the entire liability of MOTOROLA with respect to infringement of patents by the Cellular Radiotelephone, accessories, batteries or any parts thereof.

Laws in the United States and other countries preserve for MOTOROLA certain exclusive rights for copyrighted MOTOROLA software such as the exclusive rights to reproduce in copies and distribute copies of such MOTOROLA software. MOTOROLA software may be copied into, used in and redistributed with only the Cellular Subscriber Radiotelephone Product associated with such MOTOROLA software. No other use, including without limitation disassembly, of such MOTOROLA software or exercise of exclusive rights in such MOTOROLA software is permitted.

VII. STATE LAW RIGHTS:

SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS. SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

This warranty gives you specific legal rights, and you may also have other rights which vary from state to state.

MOTOROLA INC., Cellular Subscriber Services Department

1485 W. Shure Drive, Arlington Heights, IL 60004

                       CELLSTAR LTD. AUTHORIZED MARKETS
                                 ATTACHMENT E


------------------------------------------------------------------------------------------------------------------------------------
MARKET      CODE        STATE/CITIES       CARRIER       PRODUCT       MARKET      CODE        STATE/CITIES      CARRIER     PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
                         ALASKA                                                                 MONTANA
------------------------------------------------------------------------------------------------------------------------------------
 315        AK1         Wade Hampton         PTI           B            268        MSA        Billings           CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 316        AK3         Bethel               PTI           B            297        MSA        Great Falls        CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
                          ALABAMA                                       523        MT1        Lincoln            CommNET       B1
------------------------------------------------------------------------------------------------------------------------------------
  41        MSA         Birmingham           GTE           A            523        MT1        Lincoln            CommNET       B2
------------------------------------------------------------------------------------------------------------------------------------
  83        MSA         Mobile              CONTEL         A            524        MT2        Toole              CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 222        MSA         Tuscaloosa           GTE           A            525        MT3        Phillips           CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 226        MSA         Florence             GTE           A            526        MT4        Daniels            CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 226        MSA         Florence         PriCellular       B            527        MT5        Mineral            CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 249        MSA         Anniston             GTE           A            528        MT6        Deer Lodge         CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 272        MSA         Gadsden              GTE           A            529        MT7        Fergus             CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 307        AL1         Franklin            CONTEL         B1           530        MT8        Beaverhead         CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 307        AL1         Franklin        Shoal Cellular     B            531        MT9        Carbon             CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 307        AL1         Franklin            Algreg         A            532        MT10       Prairie            CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 308        AL2         Rainsville         Farmers         B2                                   NEW MEXICO
------------------------------------------------------------------------------------------------------------------------------------
 309        AL3         Demopolis      W. Alabama Cell     A            285        MSA        Las Cruces          GTE          B
------------------------------------------------------------------------------------------------------------------------------------
 310        AL4         Atmore             Frontier        B            554        NM2        Colfax         Plateau Cellular  B
------------------------------------------------------------------------------------------------------------------------------------
 310        AL4         Clanton         Dominion Cell      A            555        NM3        Caltron             GTE          B
------------------------------------------------------------------------------------------------------------------------------------
 312        AL6         Washington         Frontier        B            556        NM4        Sante Fe       Plateau Cellular  B2
------------------------------------------------------------------------------------------------------------------------------------
 312        AL6         Washington      Pro Max Comm.      A            557        NM5        Grant               GTE          B1
------------------------------------------------------------------------------------------------------------------------------------
 313        AL7         Butler             ATT RSA         A            558        NM6        Lincoln             GTE          B3
------------------------------------------------------------------------------------------------------------------------------------
 314        AL8         Lee               Dana Comm        A            558        NM6        Lincoln        Plateau Cellular  B2
------------------------------------------------------------------------------------------------------------------------------------
                          ARKANSAS                                                              NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
 165        MSA         Fort Smith          CONTEL         A             25        MSA        Buffalo             SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 182        MSA         Fayetville          CONTEL         A             34        MSA        Rochester           SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 324        AR1         Madison             ALLTEL         B             44        MSA        Albany              SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 324        AR1         Madison           US CELLULAR      A             53        MSA        Syracuse            SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 325        AR2         Marion              Century        B            115        MSA        Udea                SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 326        AR3         Sharp               Century        B            562        NY4        Ithaca              SBMS         A
------------------------------------------------------------------------------------------------------------------------------------
 327        AR4         Clay            East AR Cellular   A                                   NORTH DAKOTA
------------------------------------------------------------------------------------------------------------------------------------
 328        AR5         Cross            Meta Comm Cell    A            298        MSA        Bismarck           CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 331        AR8         Franklin            CONTEL         B            580        ND1        Divide             CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 332        AR9         Polk            New Era Telecom    A            581        ND2        Bottineau          CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 334        AR11        Hempstead           Century        B            583        ND4        McKenzie           CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 334        AR11        Hempstead         Center Comm.     A            584        ND5        Kidder             CommNET       B
------------------------------------------------------------------------------------------------------------------------------------
 335        AR12        Ouachita            Century        B                                   OKLAHOMA
------------------------------------------------------------------------------------------------------------------------------------
 335        AR12        Ouachita         Cellular Corp.    A             45        MSA        Oklahoma City       SBMS         B
------------------------------------------------------------------------------------------------------------------------------------
                          COLORADO                                      302        MSA        Enid           Dobson Cellular   A
------------------------------------------------------------------------------------------------------------------------------------
 241        MSA         Pueblo             CommNET         B            302        MSA        Enid            Enid Cellular    A
------------------------------------------------------------------------------------------------------------------------------------
 348        CO1         Moffat             CommNET         A            596        OK1        Cimarron       Panhandle Cell.   B
------------------------------------------------------------------------------------------------------------------------------------
 349        CO2         Logan              CommNET         B            597        OK2        Harper         Dobson Cellular   A
------------------------------------------------------------------------------------------------------------------------------------
 351        CO4         Park               CommNET         B            597        OK2        Harper         Pioneer Cellular  B
------------------------------------------------------------------------------------------------------------------------------------
 352        CO5         Elbert             CommNET         B            598        OK3        Grant          Pioneer Cellular  B2
------------------------------------------------------------------------------------------------------------------------------------
 353        CO6         San Miguel         CommNET         B            598        OK3        Grant               SBMS         B1
------------------------------------------------------------------------------------------------------------------------------------
 354        CO7         Saguache           CommNET         B            599        OK4        Nowata             CONTEL        B
------------------------------------------------------------------------------------------------------------------------------------
 355        CO8         Kiowa              CommNET         B            600        OK5        Roger Mills    Dobson Cellular   B1
------------------------------------------------------------------------------------------------------------------------------------
 356        CO9         Costilla           CommNET         B            600        OK5        Roger Mills    Pioneer Cellular  B2
------------------------------------------------------------------------------------------------------------------------------------
                          GEORGIA                                       601        OK6        Seminole       Pioneer Cellular  B
------------------------------------------------------------------------------------------------------------------------------------
 372        GA2         Dawson             Horizon         B2           602        OK7        Beckham         Triad Cellular   A
------------------------------------------------------------------------------------------------------------------------------------
 374        GA4         Jasper           Wilkes Cell.      B2           602        OK7        Beckham        Dobson Cellular   B1
------------------------------------------------------------------------------------------------------------------------------------
 376        GA6         Spalding           Horizon         A            603        OK8        Jackson          Texahoma LP     B
------------------------------------------------------------------------------------------------------------------------------------
 381        GA11        Toombe          Cone Cellular      B            604        OK9        Garvin              SBMS         B
------------------------------------------------------------------------------------------------------------------------------------
 383        GA13        Early           Cellular One       A
------------------------------------------------------------------------------------------------------------------------------------

                       Business Confidential Proprietary

                       CELLSTAR LTD. AUTHORIZED MARKETS
                                 ATTACHMENT E

------------------------------------------------------------------------------------------------------------------------------------
MARKET   CODE     STATE/CITIES          CARRIER       PRODUCT    MARKET    CODE     STATE/CITIES          CARRIER            PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
                       IDAHO                                                        SOUTH DAKOTA
------------------------------------------------------------------------------------------------------------------------------------
 392     ID5      Bune                  CommNET         B1        289      MSA      Rapid City            CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 393     ID6      Clark                 CommNET         B         267      MSA      Sioux Falls           CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
                       IOWA                                       634      SD1      Harding               CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 253     MSA      Sioux City            CommNET         B         635      SD2      Carson                CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 417     IA6      Iowa                  CommNET         B         636      SD3      McPherson             CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 419     IA8      Monona                CommNET         B         637      SD4      Marshall                PTI                 B
------------------------------------------------------------------------------------------------------------------------------------
 420     IA9      Ida                   CommNET         B         638      SD5      Custer                CommNET               B1
------------------------------------------------------------------------------------------------------------------------------------
 420     IA14     Korruth               CommNET         B         638      SD5      Custer                CommNET               B2
------------------------------------------------------------------------------------------------------------------------------------
 426     IA15     Dicksun               CommNET         B         639      SD6      Harkon                CommNET               B1
------------------------------------------------------------------------------------------------------------------------------------
 427     IA16     Lyon                  CommNET         B         639      SD6      Harkon                CommNET               B2
------------------------------------------------------------------------------------------------------------------------------------
                     KANSAS                                       640      SD7      Sully                 CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
  89     MSA      Wichita                SBMS           B         641      SD8      Kingsburg             CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 179     MSA      Topeka                 SBMS           B         642      SD9      Hanson                CommNET               B
------------------------------------------------------------------------------------------------------------------------------------
 301     MSA      Lawrence               SBMS           B                              TENNESSEE
------------------------------------------------------------------------------------------------------------------------------------
 428     KS1      Cheyenne         Mercury Cellular     A          36      MSA      Memphis                 GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 428     KS1      Cheyenne          Kansas Cellular     B          46      MSA      Nashville               GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 429     KS2      Norton           Mercury Cellular     A          79      MSA      Knoxville               GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 429     KS2      Norton            Kansas Cellular     B          85      MSA      Tri-Cities              GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 430     KS3      Jewell            Kansas Cellular     B          88      MSA      Chattanooga             GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 431     KS4      Marshall          Kansas Cellular     B         209      MSA      Clarksville             GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 432     KS5      Brown             Kansas Cellular     B1        643      TN1      Lake                    GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 432     KS5      Brown                  SBMS           B2        645      TN3      Macon                   GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 433     KS6      Wallace          Mercury Cellular     A         647      TN5      Fayette                 GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 433     KS6      Wallace           Kansas Cellular     B         649      TN7      Bledsoe                 GTE                 A
------------------------------------------------------------------------------------------------------------------------------------
 434     KS7      Trego            Mercury Cellular     A         649      TN7      Bledsoe          Bledsoe Telephone          B2
------------------------------------------------------------------------------------------------------------------------------------
 434     KS7      Trego             Kansas Cellular     B                                TEXAS
------------------------------------------------------------------------------------------------------------------------------------
 435     KS8      Ellsworth         Kansas Cellular     B           9      MSA      Dallas/Ft. Worth       SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 436     KS9      Morris            Kansas Cellular     B          10      MSA      Houston                 GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 437     KS10     Franklin          Kansas Cellular     B          33      MSA      San Antonio            SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 438     KS11     Hamilton         Mercury Cellular     A          75      MSA      Austin                  GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 438     KS11     Hamilton          Kansas Cellular     B          81      MSA      El Paso                 GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 439     KS12     Hodgeman          Kansas Cellular     B         101      MSA      Beaumont                GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 439     KS12     Hodgeman         Mercury Cellular     A         112      MSA      Corpus Christi         SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 440     KS13     Edwards           Kansas Cellular     B         128      MSA      McAllen              Century                A
------------------------------------------------------------------------------------------------------------------------------------
 441     KS14     Reno              Kansas Cellular     B         128      MSA      McAllen/Harlingen      SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 442     KS15     Elk               Kansas Cellular     A         161      MSA      Lubbock                SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
                    KENTUCKY                                      162      MSA      Brownsville          Century                A
------------------------------------------------------------------------------------------------------------------------------------
  37     MSA      Louisville              GTE           A         162      MSA      Brownsville            SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 116     MSA      Lexington               GTE           A         170      MSA      Galveston               GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 293     MSA      Owensboro               GTE           B         188      MSA      Amarillo              Cell One              A
------------------------------------------------------------------------------------------------------------------------------------
 443     KY1      Fulton                 CONTEL         B         188      MSA      Amarillo               SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 444     KY2      Union                  CONTEL         B         220      MSA      Abilene                SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 445     KY3      Meade                Bluegrass        B         240      MSA      Texarkana             Century               B
------------------------------------------------------------------------------------------------------------------------------------
 446     KY4      Spencer              Bluegrass        B         255      MSA      Odessa                 SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 446     KY4      Spencer          Horizon Cellular     A         287      MSA      Bryan                   GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 447     KY5      Barren           Horizon Cellular     A         292      MSA      Sherman/Denison        SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 447     KY5      Barren               Bluegrass        B         295      MSA      Midland                SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
 448     KY6      Madison          Horizon Cellular     A         300      MSA      Victoria                GTE                 B
------------------------------------------------------------------------------------------------------------------------------------
 448     KY6      Madison         Cell. Phone of KY     B         652      TX1      Dallas             Triad Cellular           A
------------------------------------------------------------------------------------------------------------------------------------
 449     KY7      Trimble                 GTE           A         652      TX1      Dallas              XIT Cellular            B
------------------------------------------------------------------------------------------------------------------------------------
 450     KY8      Mason            Horizon Cellular     A         653      TX2      Hansford           Triad Cellular           A
------------------------------------------------------------------------------------------------------------------------------------
 451     KY9      Elliott         Appalachian Cell.     B         653      TX2      Hansford          Dobson Cellular           B
------------------------------------------------------------------------------------------------------------------------------------
 452     KY10     Powell            Kentucky Cell.      B         654      TX3      Parmer           Plateau Cellular           B
------------------------------------------------------------------------------------------------------------------------------------
 453     KY11     Clay          First Kentucky Cell.    A         655      TX4      Brisloe            Triad Cellular           A
------------------------------------------------------------------------------------------------------------------------------------
 453     KY11     Clay         Litchfield County Cell.  B         656      TX5      Hardeman           Triad Cellular           A
------------------------------------------------------------------------------------------------------------------------------------
                                                                  656      TX5      Hardeman          Brazos Cellular           B2
------------------------------------------------------------------------------------------------------------------------------------
                                                                  657      TX6      Jack                   SBMS                 B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  658      TX7      Fannin                Century               B6
------------------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR LTD. AUTHORIZED MARKETS
                                 ATTACHMENT E

------------------------------------------------------------------------------------------------------------------------------------
MARKET   CODE     STATE/CITIES          CARRIER       PRODUCT    MARKET    CODE     STATE/CITIES          CARRIER            PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA                                                           TEXAS Cont.
------------------------------------------------------------------------------------------------------------------------------------
 100     MSA      Shreveport            Century         B         658      TX7      Fannin              Lamar Cellular          B5
------------------------------------------------------------------------------------------------------------------------------------
 184     MSA      Houma                Mobile Tel       B         658      TX7      Fannin             Peoples Cellular         B3
------------------------------------------------------------------------------------------------------------------------------------
 197     MSA      Lake Charles       Mercury Cellular   B         658      TX7      Fannin                  SBMS                B1
------------------------------------------------------------------------------------------------------------------------------------
 205     MSA      Alexandria            Century         B         659      TX8      Gaines               Poka Lambro            B1
------------------------------------------------------------------------------------------------------------------------------------
 219     MSA      Monroe                Century         B         660      TX9      Runnels           Lone Star Cellular        A
------------------------------------------------------------------------------------------------------------------------------------
 454     LA1      Claiborne             Century         B         660      TX9      Runnels            Peoples Cellular         B
------------------------------------------------------------------------------------------------------------------------------------
 455     LA2      Morehouse             Century         B         660      TX9      Runnels                 SBMS                B1
------------------------------------------------------------------------------------------------------------------------------------
 456     LA3      DeSoto                Century         B2        660      TX9      Runnels                 SBMS                B4
------------------------------------------------------------------------------------------------------------------------------------
 456     LA3      DeSoto             Mercury Cellular   B1        661      TX10     Navarro                  GTE                B3
------------------------------------------------------------------------------------------------------------------------------------
 457     LA4      Caldwell              Century         B         661      TX10     Navarro                 SBMS                B1
------------------------------------------------------------------------------------------------------------------------------------
 458     LA5      Beauregard           Centennial       A         662      TX11     Cherokee                 GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 458     LA5      Beauregard         Mercury Cellular   B1        663      TX12     Hudspeth                ENMR                B
------------------------------------------------------------------------------------------------------------------------------------
 458     LA5      Kaplan           Pace Communications  B3        664      TX13     Reeves                  ENMR                B
------------------------------------------------------------------------------------------------------------------------------------
 459     LA6      Iberville          Iberia Cellular    A         665      TX14     Loving                  ENMR                B
------------------------------------------------------------------------------------------------------------------------------------
 461     LA8      St. James            Mobile Tel       B         666      TX15     Concho            Five Star Cellular        B2
------------------------------------------------------------------------------------------------------------------------------------
 462     LA9      Plaquemines          Mobile Tel       B         667      TX16     Burleson                 GTE                B
------------------------------------------------------------------------------------------------------------------------------------
                     MARYLAND                                     668      TX17     Newton                   GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 257     MSA      Hagerstown        Horizon Cellular    B         669      TX18     Edwards                 SBMS                B
------------------------------------------------------------------------------------------------------------------------------------
 469     MD3      Frederick         Horizon Cellular    A         670      TX19     Atascosa                SBMS                B
------------------------------------------------------------------------------------------------------------------------------------
                      MASS.                                       671      TX20     Wilson             La Ward Cellular         B2
------------------------------------------------------------------------------------------------------------------------------------
   6     MSA      Boston                  SBMS          A         671      TX20     Wilson                  SBMS                B1
------------------------------------------------------------------------------------------------------------------------------------
  55     MSA      Worchester              SBMS          A         672      TX21     Chambers                 GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 471     MA2      Barnstable              SBMS          A                                 UTAH
------------------------------------------------------------------------------------------------------------------------------------
                     MICHIGAN                                     675      UT3      Juab                   CommNET              B
------------------------------------------------------------------------------------------------------------------------------------
  64     MSA      Grand Rapids          Century         B         676      UT4      Beaver                 CommNET              B
------------------------------------------------------------------------------------------------------------------------------------
  78     MSA      Lansing               Century         B         677      UT5      Carbon                 CommNET              B3
------------------------------------------------------------------------------------------------------------------------------------
  94     MSA      Saginaw               Century         B         678      UT6      Piute                  CommNET              B
------------------------------------------------------------------------------------------------------------------------------------
 132     MSA      Kalamazoo             Century         B                                VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
 177     MSA      Battle Creek          Century         B          43      MSA      Norfolk                  GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 181     MSA      Muskegon              Century         B          59      MSA      Richmond                 GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 193     MSA      Benton Harbor         Century         B         104      MSA      Newport News             GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 207     MSA      Jackson               Century         B         157      MSA      Roanoke                  GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 472     MI1      Gogebie                 PTI           B         235      MSA      Petersburg               GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 473     MI2      Alger                   PTI           B         262      MSA      Danville                 GTE                A
------------------------------------------------------------------------------------------------------------------------------------
 474     MI3      Emmet                 Century         B         683      VA3      Giles              Blue Ridge Cell.         A
------------------------------------------------------------------------------------------------------------------------------------
 476     MI5      Manistee              Century         B         683      VA3      Giles                    GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 477     MI6      Roscommon             Century         B         684      VA4      Bedford                  GTE                B1
------------------------------------------------------------------------------------------------------------------------------------
 478     MI7      Newaygo               Century         B         685      VA5      Bath                     GTE                B
------------------------------------------------------------------------------------------------------------------------------------
 479     MI8      Allegan               Century         B         686      VA6      Highland           Virginia Cellular        A
------------------------------------------------------------------------------------------------------------------------------------
 480     MI9      Cass                  Century         B         686      VA6      Highland              CFW Cellular          B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  687      VA7      Buckingham               GTE                B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  688      VA8      Amelia                   GTE                B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  689      VA9      Greensville              GTE                B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  690      VA10     Frederick            Shenandoah Cell.       B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  691      VA11     Madison                  GTE                B
------------------------------------------------------------------------------------------------------------------------------------
                                                                  692      VA12     Caroline                 GTE                B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR LTD. AUTHORIZED MARKETS
                                 ATTACHMENT E

------------------------------------------------------------------------------------------------------------------------------------
MARKET   CODE     STATE/CITIES          CARRIER       PRODUCT    MARKET    CODE     STATE/CITIES          CARRIER            PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
                     MINNESOTA                                                         WEST VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
 198     MSA    St. Cloud         Cell. Mobile Systems   B         703      WV3      Monongalia            Horizon               A
------------------------------------------------------------------------------------------------------------------------------------
 482     MN1    Kittson              Rural Cellular      B         707      WV7      Raliegh               Highland              A
------------------------------------------------------------------------------------------------------------------------------------
 483     MN2    Lake of the Woods    Rural Cellular      B                               WISCONSIN
------------------------------------------------------------------------------------------------------------------------------------
 484     MN3    Koochiching          Rural Cellular      B         125      MSA      Appleton                 PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 486     MN5    Wilkin               Rural Cellular      B         232      MSA      Eau Claire               PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 487     MN6    Hubbard                 Century          A         290      MSA      La Crosee              Century              B
------------------------------------------------------------------------------------------------------------------------------------
 487     MN6    Hubbard              Rural Cellular      B         708      WI1      Burnett                  PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 488     MN7    Chippewa             Triad Cellular      A         709      WI2      Bayfield                 PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 489     MN8    Lacqui Parle         Triad Cellular      A         713      WI6      Trempeleau               PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 490     MN9    Pipestone            Triad Cellular      A         714      WI7      Wood                     PTI                B
------------------------------------------------------------------------------------------------------------------------------------
 491     MN10   LeSueur                 Frontier         A         716      WI9      Columbia                 PTI                B3
------------------------------------------------------------------------------------------------------------------------------------
 492     MN11   Goodhue                   PTI            A                              WYOMING
------------------------------------------------------------------------------------------------------------------------------------
                   MISSISSIPPI                                     718      WY1      Park                   CommNET              B
------------------------------------------------------------------------------------------------------------------------------------
 106     MSA    Jackson                 Century          A         719      WY2      Sheridan               CommNET              B
------------------------------------------------------------------------------------------------------------------------------------
 173     MSA    Biloxi/Gulfport         Century          A         710      WY3      Lincoln                CommNET              A
------------------------------------------------------------------------------------------------------------------------------------
 173     MSA    Biloxi/Gulfport        Cell South        B
------------------------------------------------------------------------------------------------------------------------------------
 252     MSA    Pascagoula             Cell South        A
------------------------------------------------------------------------------------------------------------------------------------
 252     MSA    Pascagoula              Century          A
------------------------------------------------------------------------------------------------------------------------------------
 493     MS1    Tunica              Mercury Cellular     A
------------------------------------------------------------------------------------------------------------------------------------
 493     MS1    Tunica                 Cell South        B2
------------------------------------------------------------------------------------------------------------------------------------
 494     MS2    Benton                  R&D Cell.        A
------------------------------------------------------------------------------------------------------------------------------------
 495     MS3    Bolivar                Cell South        B1
------------------------------------------------------------------------------------------------------------------------------------
 496     MS4    Yalobusba           Mercury Cellular     A
------------------------------------------------------------------------------------------------------------------------------------
 496     MS4    Yalobusba              Cell South        B
------------------------------------------------------------------------------------------------------------------------------------
 497     MS5    Washington            Bay Cellular       A
------------------------------------------------------------------------------------------------------------------------------------
 497     MS5    Washington             Cell South        B1
------------------------------------------------------------------------------------------------------------------------------------
 498     MS6    Montgomery          Mercury Cellular     A
------------------------------------------------------------------------------------------------------------------------------------
 498     MS6    Montgomery             Cell South        B2
------------------------------------------------------------------------------------------------------------------------------------
 499     MS7    Leak County        Cone Enterprises      A
------------------------------------------------------------------------------------------------------------------------------------
 500     MS8    Clairborne             Cell South        B
------------------------------------------------------------------------------------------------------------------------------------
 501     MS9    Copiah                 Cell South        A
------------------------------------------------------------------------------------------------------------------------------------
 502     MS10   Smith                  Cell South        B1
------------------------------------------------------------------------------------------------------------------------------------
 502     MS10   Smith                  Cellular XL       A
------------------------------------------------------------------------------------------------------------------------------------
 503     MS11   Lamar                  Cellular XL       A
------------------------------------------------------------------------------------------------------------------------------------
 503     MS11   Lamar                  Cell South        B1
------------------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR LTD. AUTHORIZED MARKETS
                                 ATTACHMENT E

------------------------------------------------------------------------------------------------------------------------------------
MARKET   CODE     STATE/CITIES          CARRIER       PRODUCT    MARKET    CODE     STATE/CITIES          CARRIER            PRODUCT
------------------------------------------------------------------------------------------------------------------------------------
                     MISSOURI
------------------------------------------------------------------------------------------------------------------------------------
  11     MSA    St. Louis                SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
  24     MSA    Kansas City              SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 275     MSA    St. Joseph               SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 278     MSA    Columbia           Columbia Cellular     A
------------------------------------------------------------------------------------------------------------------------------------
 505     MO2    Harrison            Florida Cellular     A
------------------------------------------------------------------------------------------------------------------------------------
 506     MO3    Schuyler               US Cellular       A
------------------------------------------------------------------------------------------------------------------------------------
 508     MO5    Limm             Charlton Valley Cell.   B
------------------------------------------------------------------------------------------------------------------------------------
 509     MO6    Jefferson              Cell TEL          A
------------------------------------------------------------------------------------------------------------------------------------
 510     MO7    Saline            Mid Missouri Cell.     B
------------------------------------------------------------------------------------------------------------------------------------
 511     MO8    Callaway                 SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 512     MO9    Bates                    SBMS            B1
------------------------------------------------------------------------------------------------------------------------------------
 514     MO11   Moniteau                 SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 514     MO11   Moniteau            Al Cell Comm.        A
------------------------------------------------------------------------------------------------------------------------------------
 515     MO12   Maries                   SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 516     MO13   Washington               SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 521     MO18   Perry                    SBMS            B
------------------------------------------------------------------------------------------------------------------------------------
 522     MO19   Stoddard                 SBMS            B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 CELLSTAR LTD.
                                 ATTACHMENT F
                              ACCESSORIES PROGRAM


The following terms apply to Buyer's purchase of Accessories:

        1. The attached Exhibit A sets forth the Accessories and the applicable prices. Notwithstanding any other provision of the Agreement, Seller may modify Exhibit A in any way at any time, including deleting or substituting Accessories, by delivering or mailing a copy of such modification(s) to Buyer, to be effective on the date therein stated.

        2. The following provisions of the Agreement apply to the Accessories as if they were Products, subject to the noted modifications:

        (a) The cover page, except: Accessories are not considered in determining the number of cellular subscriber units purchased, and Attachment A is not applicable to Accessories.

        (b) Attachment B, Paragraphs 5, 6, 12 through 15.

        (c) Attachment C, Paragraphs 2 through 5, 6 ( except that the Limited Warranty for Accessories is attached to this Amendment as Exhibit B, which is subject to revision as provided in Paragraph 6), 7 through 11, 12(b), and 13 through 19.

        3. Except as listed in Paragraph 2 above, the provisions of the Agreement do not apply to the Accessories.

        4.     The following provisions also apply to the Accessories:

        (a) Buyer agrees to exercise reasonable commercial efforts to purchase a minimum of [REDACTED] of Accessories (net of any returns) from Seller under the Agreement during the period January 1, 1996 to December 31, 1996. Buyer has set the following quarterly goals for such purchases:

                          Q1              [REDACTED]
                          Q2              [REDACTED]
                          Q3              [REDACTED]
                          Q4              [REDACTED]

        (b) For each calendar quarter stated in paragraph 4(a), if Buyer has purchased (including taking delivery) a minimum of [REDACTED] (net of any returns) of Accessories during such quarter, then Seller will, within 60 days after the end of such quarter, credit Buyer's account [REDACTED] of the amount paid by Buyer for such Accessories purchased during such quarter.

        (c) If, after the end of each calendar month, Buyer substantiates to Seller (in a form reasonably satisfactory to Seller) that at least [REDACTED] of the dollar volume of its sales of aftermarket accessories for Motorola cellular phones during that month were sales of Accessories Buyer purchased from Seller under the Agreement, then Seller will, within 30 days after such substantiation, credit Buyer's account [REDACTED] of the total dollar volume of Accessories purchased by Buyer from Seller (including taking delivery and net of

Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page F-1


--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                                 CELLSTAR LTD.
                                 ATTACHMENT F
                              ACCESSORIES PROGRAM



returns) during that month. If after December 31, 1996 Buyer substantiates a level of at least [REDACTED] instead of [REDACTED], then Seller will credit Buyer's account an additional [REDACTED] of the total dollar volume purchased from the Seller.

        (d) Seller will provide Buyer the following stock balancing options on
            Accessories:

            (i) Any Accessories returned within 60 days will be accepted by Seller, provided that (i) Seller is notified of the return request within 60 days of the invoice date, (ii) Buyer submits an offsetting order for Accessories of equal or greater value, and (iii) such offsetting order is received by Seller within 20 days of Seller's return authorization.

                 Example: Accessory return value equals $100,000. New order to be placed for $100,000.

            (ii) Any Accessories returned within 90 days will be accepted by
                 Seller, provided that (i) Seller is notified of the return request within 90 days of the invoice date, (ii) Buyer submits an offsetting order for Accessories of twice the value or greater, and (iii) such offsetting order is received by Seller within 20 days of Seller's return authorization.

                 Example: Accessory return value equals $100,000. New order to be placed for $200,000.


Exhibits included:
        Exhibit A:  Accessories and Prices
        Exhibit B:  Limited Warranty for Accessories


Distributor           Business Confidential Proprietary                Rev. 6.4
                           Do Not Copy or Reproduce                     Page F-2

--------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                    3-WATT/ATTACHE/CARRY PHONE ACCESSORIES
                             PLATINUM PRICE PAGES
                                  MARCH 1996

3-WATT/ATTACHE/CARRY ACCESSORIES

BATTERY ACCESSORIES

                Retail
Part #         Package #    Description                           [REDACTED]
--------------------------------------------------------------------------------
SLN2803                     SERIES III BATTERY ACCY
--------------------------------------------------------------------------------
SLN2903         99425       TOTE BATTERY ACCY
--------------------------------------------------------------------------------
SLN2941                     SERIES I BATTERY ACCY
--------------------------------------------------------------------------------
SLN7263                     SERIES II BATTERY ACCY
--------------------------------------------------------------------------------
SLN3180         99428       SERIES IV BATTERY ACCY KIT
--------------------------------------------------------------------------------
SLN3181                     SERIES IV MOBILE INSTAL ACCY
--------------------------------------------------------------------------------


DATA PRODUCTS

                Retail
Part #         Package #    Description                           [REDACTED]
--------------------------------------------------------------------------------
S1688                       CELLULAR CONNECTION
--------------------------------------------------------------------------------
S1801                       DATA PASSAGE INTERFACE
--------------------------------------------------------------------------------
S1936                       CELLULAR CONNECTION
--------------------------------------------------------------------------------


INSTALLATION KITS

                Retail
Part #         Package #    Description                           [REDACTED]
--------------------------------------------------------------------------------
S1720                       DVSP SECOND VEHICLE KIT
--------------------------------------------------------------------------------
S1722                       DVSP SECOND VEHICLE KIT 15 PIN
--------------------------------------------------------------------------------
S1776                       DVSP/DVC INSTALLATION KIT
--------------------------------------------------------------------------------
S1777                       STANDARD FAST TRAX INSTALL KIT
--------------------------------------------------------------------------------
S1778                       DVSP SECOND VEHICLE KIT DELUXE
--------------------------------------------------------------------------------
S1802                       FAS TRAX INSTALL W/DVSP
--------------------------------------------------------------------------------
S2620                       SERIES III INSTALL KIT
--------------------------------------------------------------------------------
SLN6096                     SERIES IV SMALL MTNG BRKT
--------------------------------------------------------------------------------
SLN8652                     SERIES III MNTG BRACKET
--------------------------------------------------------------------------------


MOBILE TO CARRY CONVERSION KITS

                Retail
Part #         Package #    Description                           [REDACTED]
--------------------------------------------------------------------------------
S1795                       SERIES I MOB/CP CONVERT W/O BATT
--------------------------------------------------------------------------------
S2585                       SERIES III MOB/CP CONVT W/O BATT
--------------------------------------------------------------------------------
S2586                       SERIES II MOB/CP CONVT W/BATT
--------------------------------------------------------------------------------
S3583                       Soft-Pak Accy with Battery
--------------------------------------------------------------------------------
S3584                       Soft-Pak w/out Battery
--------------------------------------------------------------------------------
SLN2940                     SERIES II MOB/CP CONVT KIT W/BAT
--------------------------------------------------------------------------------
SLN3174                     Deluxe ATTACHE ACCY W/BATT & MIC
--------------------------------------------------------------------------------
SLN3175                     BASIC ATTACHE ACCY W/O BATT
--------------------------------------------------------------------------------
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.


ANTENNAS

                Retail
Part #         Package #    Description                           [REDACTED]
--------------------------------------------------------------------------------
SAF2010                     MAG MOUNT ANT CARRY PHONES
--------------------------------------------------------------------------------
SAF4060                     SERIES I & II CP ANTENNA
--------------------------------------------------------------------------------
SAF4062                     ROOFTOP ANTENNA 3DB
--------------------------------------------------------------------------------
SAF4080                     GLASS MOUNT ANTENNA 5DBV
--------------------------------------------------------------------------------
SAF4320                     SERIES III CP ANTENNA
--------------------------------------------------------------------------------
SAF4490                     TOTE ANTENNA
--------------------------------------------------------------------------------
SAF4750         99400       MiniMag Antenna for Carry Phones
--------------------------------------------------------------------------------
SAF4760                     ATTACHE ANTENNA
--------------------------------------------------------------------------------
SDF4000                     ROOFTOP ANTENNA 5DB
--------------------------------------------------------------------------------
SLN7767                     WINDOW CLIP ANTENNA MOUNT
--------------------------------------------------------------------------------
TAF6151                     GLASS MOUNT ANTENNA
--------------------------------------------------------------------------------

                        Prepared by Motorola March 1996                   Page 1
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                    3-WATT/ATTACHE/CARRY PHONE ACCESSORIES
                              PLATINUM PRICE PAGES
                                  MARCH 1996


CABLES

                                          Retail
Part #                       Package #    Description                                        [REDACTED]
-----------------------------------------------------------------------------------------------------------
SKN2028                                   5M 25 PIN DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN2029                                   2M 25 PIN PHONO DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN2030                                   5M 25 PIN VSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN4070                                   HANDSET EXTENSION CABLE
-----------------------------------------------------------------------------------------------------------
SKN4164                                   2M CARRIER CABLE BOX
-----------------------------------------------------------------------------------------------------------
SKN4165                                   2M CHARGER CABLE BOX
-----------------------------------------------------------------------------------------------------------
SKN4235                                   HANDSET EXTENSION CABLE
-----------------------------------------------------------------------------------------------------------
SKN4255                                   5M 15 PIN DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN4258                                   32-25 PIN TEST ADAPTOR CABLE
-----------------------------------------------------------------------------------------------------------
SKN4276                                   5M 25PIN DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN4278                                   2M 25 PIN DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN4302                                   25 PIN POWER CABLE
-----------------------------------------------------------------------------------------------------------
SKN4304                                   2M 15 PIN DVSP CABLE
-----------------------------------------------------------------------------------------------------------
SKN4370                                   SERIES I & II FUSE KIT
-----------------------------------------------------------------------------------------------------------
SKN4382                                   DVSP CABLE ADAPTOR
-----------------------------------------------------------------------------------------------------------
SKN4396                                   PHONE PLUG
-----------------------------------------------------------------------------------------------------------
SKN4400                                   SERIES II POWER ADAPTOR CBL
-----------------------------------------------------------------------------------------------------------
SKN4466                                   SERIES III 5M POWER CABLE
-----------------------------------------------------------------------------------------------------------
SKN4467                                   SERIES III 5M DATA CABLE
-----------------------------------------------------------------------------------------------------------
SKN4468                                   SERIES III FUSE KIT
-----------------------------------------------------------------------------------------------------------
SKN4490                                   SERIES III 2M POWER CABLE
-----------------------------------------------------------------------------------------------------------
SKN4491                                   SERIES III 2M DATA CABLE
-----------------------------------------------------------------------------------------------------------
SKN4506                                   TOTE WIRING HARNESS
-----------------------------------------------------------------------------------------------------------
SKN4614                                   BATTERY ADPT CBL SERIES IV
-----------------------------------------------------------------------------------------------------------
TKN8365                                   6M POWER CABLE BOX
-----------------------------------------------------------------------------------------------------------
TKN8461                                   3M POWER CABLE EXTENSION BOX
-----------------------------------------------------------------------------------------------------------

CONTROL UNITS
                      Retail
Part #               Package #            Description                                      [REDACTED]
-----------------------------------------------------------------------------------------------------------
SLN3183AA                                 SPARE HANDSET AMPS WL STD
-----------------------------------------------------------------------------------------------------------
SLN3183AB                                 SPARE HANDSET NAMPS WL STD
-----------------------------------------------------------------------------------------------------------
SLN3183AF                                 SPARE HANDSET KSX 6-BUTTON
-----------------------------------------------------------------------------------------------------------
SLN3183AH                                 SPARE HANDSET TX200X 6-BUTTON
-----------------------------------------------------------------------------------------------------------
SLN3183AM                                 SPARE HANDSET WL GRAY 6-BUTTON
-----------------------------------------------------------------------------------------------------------
SLN3183AN                                 SPARE HANDSET NAMPS WL DELUXE
-----------------------------------------------------------------------------------------------------------
SLN3183AT                                 SPARE HANDSET NAMPS NWL STANDARD
-----------------------------------------------------------------------------------------------------------
SLN3183AX                                 SPARE HANDSET WL STANDARD TDMA
-----------------------------------------------------------------------------------------------------------
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.






CARRY CASES
                         Retail
Part #                 Package #          Description                                       [REDACTED]
-----------------------------------------------------------------------------------------------------------
SLN4691                                   TT CARRY CASE STRAP
-----------------------------------------------------------------------------------------------------------
SLN4805                                   TOUGH TALKER CASE
-----------------------------------------------------------------------------------------------------------
SLN6632                                   TRAVELER SOFT PAK BAG BLACK (VINYL)
-----------------------------------------------------------------------------------------------------------
SLN6633                                   TRAVELER SOFT PAK BAG GRAY (VINYL)
-----------------------------------------------------------------------------------------------------------
SLN7401                                   SHOULDER STRAP
-----------------------------------------------------------------------------------------------------------
SLN8185                                   SERIES III CP BAG W/LOGO
-----------------------------------------------------------------------------------------------------------
SLN8661                                   TOTE SHOULDER STRAP
-----------------------------------------------------------------------------------------------------------
SLN8765                                   TOTE BAG GRAY
-----------------------------------------------------------------------------------------------------------
SLN8766                                   TOTE BAG BEIGE
-----------------------------------------------------------------------------------------------------------

---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                    3-WATT/ATTACHE/CARRY PHONE ACCESSORIES
                             PLATINUM PRICE PAGES
                                  MARCH 1996

HANG-UP CUPS & MOUNTING HARDWARE

            Retail
 Part #    Package #    Description                             [REDACTED]
--------------------------------------------------------------------------------
SLN2048                 DVSP RETROFIT KIT
--------------------------------------------------------------------------------
SLN4103                 DMT U MOUNTING BKT
--------------------------------------------------------------------------------
SLN4412                 FAST TRAX SLIDE MOUNT
--------------------------------------------------------------------------------
SLN4545                 DMT WINGNUT MOUNT BRKT
--------------------------------------------------------------------------------
SLN4645                 FAST TRAX MOUNT W/CLAMSHELL
--------------------------------------------------------------------------------
SLN4834                 HANGUP CUP W/CLAMSHELL
--------------------------------------------------------------------------------
SLN5216                 5" FLEX MNTG POST
--------------------------------------------------------------------------------
SLN6805                 Series IV Attache/SoftPak Hangup Cup
--------------------------------------------------------------------------------
SLN6483                 CLAMSHELL/BRKT HANGUP CUP
-------------------------------------------------------------------------------
SLN7890                 TARGET INSERTS
--------------------------------------------------------------------------------
SLN8484                 SERIES III CP HANGUP CUP
--------------------------------------------------------------------------------
SLN8660                 TOTE HARDWARE KIT
--------------------------------------------------------------------------------
SLN8840                 HANGUP CUP W/LTCH & CLAM
--------------------------------------------------------------------------------
SLN9556                 HANG UP CUP (Traveler Mobile)
--------------------------------------------------------------------------------
SLN9583                 SERIES IV HANG UP CUP W/O CLAM
--------------------------------------------------------------------------------
SLN9584                 HANG UP CUP WITH CLAMSHELL
--------------------------------------------------------------------------------
TRN5095                 HANGUP CUP W/LATCH
--------------------------------------------------------------------------------
TRN5502                 CLAMSHELL MOUNT
--------------------------------------------------------------------------------
TRN5777                 3" MOUNTING POST
--------------------------------------------------------------------------------
TRN9013                 HANGUP CUP INSERT FOR PORTS
--------------------------------------------------------------------------------
TRN9137                 ES MOUNTING HARDWARE
--------------------------------------------------------------------------------

 BATTERIES

            Retail
 Part #    Package #    Description                                [REDACTED]
--------------------------------------------------------------------------------
SNN2001                 TOUGH TALKER BATTERY
--------------------------------------------------------------------------------
SNN4139                 CARRY PHONE BATTERY
--------------------------------------------------------------------------------
SNN4298                 TOTE PHONE BATTERY
--------------------------------------------------------------------------------

 CHARGERS

            Retail
 Part #    Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
SLN4703                 TOUGH TALKER TRICKLE CHARGER
--------------------------------------------------------------------------------
SLN5721                 POWER CHARGING CABLE CP
--------------------------------------------------------------------------------
SPN4016                 SERIES I & II CP FAST CHARGER
--------------------------------------------------------------------------------
SPN4025                 CP AC TRICKLE CHARGER
--------------------------------------------------------------------------------
SPN4272                 SERIES III CP FAST CHARGER
--------------------------------------------------------------------------------
SPN4104                 TOTE AC TRICKLE CHARGER
--------------------------------------------------------------------------------
TKN8297                 TOUGH TALKER CIG CABLE
--------------------------------------------------------------------------------
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

 SPEAKERS

            Retail
 Part #    Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
SSN2005                 12PIN MOLEX VSP SPEAKER
--------------------------------------------------------------------------------
SSN4002                 PHONO DVSP SPEAKER
--------------------------------------------------------------------------------
SSN4005                 MOLEX DVSP SPEAKER
--------------------------------------------------------------------------------
TLN2660                 12 PIN MOLEX SPEAKER
--------------------------------------------------------------------------------
TLN2661                 12 PIN MOLEX VSP SPEAKER
--------------------------------------------------------------------------------

MICROPHONES

            Retail
 Part #    Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
TMN6162                 VSP PHONO MIC
--------------------------------------------------------------------------------
SMN4007                 DVSP MIC & STAND
--------------------------------------------------------------------------------
SMN4020     99301       DVSP MICROPHONE
--------------------------------------------------------------------------------
SMN4031                 DVSP MICROPHONE
--------------------------------------------------------------------------------
SMN4071                 TDMA VSP MICROPHONE
--------------------------------------------------------------------------------

                        Prepared by Motorola March 1996                  Page 3

---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                    3-WATT/ATTACHE/CARRY PHONE ACCESSORIES
                             PLATINUM PRICE PAGES
                                  MARCH 1996

MISCELLANEOUS

                 Retail
Part #         Package #    Description                             [REDACTED]
--------------------------------------------------------------------------------
SLN3182                     External Spkr Driver Board
--------------------------------------------------------------------------------
SLN3189                     External Spkr Driver Board and Speaker
--------------------------------------------------------------------------------
SLN5485                     MINI UHF CRIMPING CONNECTOR
--------------------------------------------------------------------------------
SLN5771                     25 PIN IN LINE TEST CONNECTOR
--------------------------------------------------------------------------------
SLN5784                     MIC STAND & CLIP
--------------------------------------------------------------------------------
SLN6609                     SERIES IV Power Conn Assmbly w/o mic
--------------------------------------------------------------------------------
SLN6610                     SERIES IV Power Conn Assmbly w/mic
--------------------------------------------------------------------------------
SLN7012                     ID TRANSFER CABLE
--------------------------------------------------------------------------------
SLN7286                     SERIES II CP BRACKET ASSEMBLY
--------------------------------------------------------------------------------
SLN7614                     MINI UHF TO TNC CONNECTOR
--------------------------------------------------------------------------------
SLN8189                     SERIES III PWR ASMBLY W/BAT CON
--------------------------------------------------------------------------------
SLN8190                     SERIES III PWR ASMBLY W/O CONN
--------------------------------------------------------------------------------
SLN8327                     SERIES III RT ANGLE ELBOW
--------------------------------------------------------------------------------
SLN8588                     ANTENNA O RINGS (SERIES II CP)
--------------------------------------------------------------------------------






                        Prepared by Motorola March 1996                   Page 4
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                      ELITE, FLIP, POCKET PHONE ACCESSORY
                             PLATINUM PRICE PAGES
                                  MARCH 1996

ELITE/FLIP/POCKET ACCESSORIES

CHARGERS AND ADAPTERS

Part #        Pkg #        Description                               [REDACTED]
--------------------------------------------------------------------------------
S1753         99331        DPC OVERNIGHT CHARGER
--------------------------------------------------------------------------------
S1754         99332        DPC RAPID CHARGER
--------------------------------------------------------------------------------
SKN4380                    DPC TBS Extension
--------------------------------------------------------------------------------
SLN5039                    REPLACEMENT BASE S1753
--------------------------------------------------------------------------------
SLN9231       99333        DC Charger Teletac/Pocket Telephone
--------------------------------------------------------------------------------
SLN9347                    REPLACEMENT BASE S1754
--------------------------------------------------------------------------------
SLN9700       99416        DPC Travel Charger
--------------------------------------------------------------------------------
SLN9739       99401        ULTRA SAVER (DPC)
--------------------------------------------------------------------------------
SLN9933       99457        ULTRA SAVER II (ELITE)
--------------------------------------------------------------------------------
SPN2071       99456        Inellicharger EP Kit
--------------------------------------------------------------------------------
SPN4027                    REPLCMNT XFMR FOR SLOW CHGR
--------------------------------------------------------------------------------
SPN4029                    REPLCMNT XFRMR S1754
--------------------------------------------------------------------------------
SPN4139       99491        AC Charger Teletac/Pocket Telephone
--------------------------------------------------------------------------------
SPN4159                    AC Pwr Supply for Elito/EP Charger
--------------------------------------------------------------------------------
SPN4216                    Inellicharger EP Base Only
--------------------------------------------------------------------------------
SPN4218       99466        Compact Rapid Charger
--------------------------------------------------------------------------------
CARRY CASES

Part #        Pkg #        Description                               [REDACTED]
--------------------------------------------------------------------------------
SLN5988                    DPC VINYL CASE
--------------------------------------------------------------------------------
SLN6047       99412        DPC 550/Alpha Open Face Carry Case
--------------------------------------------------------------------------------
SLN6048       99413        DPC Lite/Ultra Open Face Carry Case
--------------------------------------------------------------------------------
SYN4236       99473        Elite Open Face Case
--------------------------------------------------------------------------------
SLN6651                    Leather Micro Tac Elite Case
--------------------------------------------------------------------------------
SLN6652                    Vinyl Micro Tac Elite Case
--------------------------------------------------------------------------------
SLN7613                    DPC TRAVEL CASE
--------------------------------------------------------------------------------
SLN8499                    DPC VINYL CASE
--------------------------------------------------------------------------------
SLN8500                    DPC LEATHER CASE
--------------------------------------------------------------------------------
SLN9961                    Lanyard for Micro Tac Elite
--------------------------------------------------------------------------------
SYN4634                    Micro Tac/Elite Purse Pak - Brown
--------------------------------------------------------------------------------
SYN4635                    Micro Tac/Elite Purse Pak - Black
--------------------------------------------------------------------------------
DATA ACCESSORIES

Part #        Pkg #        Description                               [REDACTED]
--------------------------------------------------------------------------------
S3027                      CELLULAR CONN DPC*
--------------------------------------------------------------------------------
S4229                      Micro TAC Elite Cell Connection*
--------------------------------------------------------------------------------
SKN4567                    DATA CBLDPC CELL CONN
--------------------------------------------------------------------------------
SKN4581                    COMPAQ/DPC Cell Connection Cable
--------------------------------------------------------------------------------
SKN4635                    Micro Tac Elite Cell Connection Cable
--------------------------------------------------------------------------------
SKN4681                    PCMCIA Cable for Micro Tac Elite
--------------------------------------------------------------------------------
SKN4682                    Pocekt Modem Cable for Micro Tac Elite
--------------------------------------------------------------------------------
SKN4685                    Compaq Cable for Micro Tac Elite
--------------------------------------------------------------------------------
SLN2503                    DPC INTERFACE BOX
--------------------------------------------------------------------------------
99426                      PKGD PCMCIA Modem
--------------------------------------------------------------------------------
99427                      PKGD Pocket Moem
--------------------------------------------------------------------------------
SLN9729                    MicroTac Desktop Stand
--------------------------------------------------------------------------------

---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

                       Prepared by Motorola March, 1996                   Page 1

                      ELITE, FLIP, POCKET PHONE ACCESSORY
                              PLATNUM PRICE PAGES
                                  MARCH 1996


VEHICLE KITS

Part #        Pkg #         Description                                                        [REDACTED]
----------------------------------------------------------------------------------------------------------
S1757                       DHFA POCKET FLIP w/ANTENNA - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP w/ANTENNA - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP w/ANTENNA - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP w/ANTENNA - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S1757         T70BA         DHFA POCKET FLIP without ANTENNA - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP without ANTENNA - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP without ANTENNA - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            DHFA POCKET FLIP without ANTENNA - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S1758                       DPC VEHICULAR CHGR/HOLDER
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4143                       3 - WATT VA (AMPS) - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            3 - WATT VA (AMPS) - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            3 - WATT VA (AMPS) - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            3 - WATT VA (AMPS) - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4144                       3- WATT VA (NAMPS) - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            3- WATT VA (NAMPS) - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            3- WATT VA (NAMPS) - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            3- WATT VA (NAMPS) - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4223                       DHFA ELITE/ULTIMA w/ANTENNA - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            DHFA ELITE/ULTIMA w/ANTENNA - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            DHFA ELITE/ULTIMA w/ANTENNA - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            DHFA ELITE/ULTIMA w/ANTENNA - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4224                       MicroTac Elite HF/3 Watt (2.9) VA Adptr
----------------------------------------------------------------------------------------------------------
S4225                       MicroTac Elite 3 Watt (2.5) VA Adptr
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4226                       ELITE 3 - WATT VA (AMPS) - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (AMPS) - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (AMPS) - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (AMPS) - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4227                       MicroTAC Elite Extnd System (J2) Adptr
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4292                       ELITE 3 - WATT VA (NAMPS) - QUANTITIES OF 1 TO 99
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (NAMPS) - QUANTITIES OF 100 TO 499
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (NAMPS) - QUANTITIES OF 500 TO 999
----------------------------------------------------------------------------------------------------------
                            ELITE 3 - WATT VA (NAMPS) - QUANTITIES OF 1000 AND UP
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
S4422                       Elite 3 Watt (2.5) VA Adptr (Namps)
----------------------------------------------------------------------------------------------------------
S5415                       3 WATT BOOSTER KIT FOR EE3 FLIP PHONES
----------------------------------------------------------------------------------------------------------
SKN4291                     DPC 8 PIN MODULAR COIL CORD
----------------------------------------------------------------------------------------------------------
---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------
SKN4347                     CHARGER CABLE DPC HF KITS
----------------------------------------------------------------------------------------------------------
                            CHARGER CABLE EXTENDED SYS
----------------------------------------------------------------------------------------------------------
SLN3400                     Ultra Saver/Pivots Kit
----------------------------------------------------------------------------------------------------------
SLN5898                     DPC CHARGERHOLDER
----------------------------------------------------------------------------------------------------------
SLN6660       99465         Elite Headset Accessory
----------------------------------------------------------------------------------------------------------
SLN6966                     MicroTac Elite Adaptor Kit
----------------------------------------------------------------------------------------------------------
SPN2012                     DPC DHFA JUNCTION BOX
----------------------------------------------------------------------------------------------------------
SPN4253                     DPC CHARGERHOLDER
----------------------------------------------------------------------------------------------------------
SYN4637                     Passive Holder - DPC
----------------------------------------------------------------------------------------------------------
SYN4638                     Passive Holder - Elite
----------------------------------------------------------------------------------------------------------

---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.
                                                                          Page 2

                      ELITE, FLIP, POCKET PHONE ACCESSORY
                             PLATINUM PRICE PAGES
                                  MARCH 1996


CONTOUR/COURIER NICAD BATTERIES


Part #          Pkg #           Description                                   [REDACTED]
--------------------------------------------------------------------------------------
SNN4263                         NICD CONTOUR/COURIER BATTERY - CHAR
--------------------------------------------------------------------------------------
SNN4324                         NICD CONTOUR/COURIER BATTERY - BLX
--------------------------------------------------------------------------------------
SNN4487                         NICD CONTOUR/COURIER BATTERY - STL
--------------------------------------------------------------------------------------

NICKEL CADMIUM BATTERIES

Part #          Pkg #           Description                                   [REDACTED]
--------------------------------------------------------------------------------------
SNN4131         99311           SLIM BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4132                         SLIM BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4133         99312           SLIM BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4147         99313           SLIM BATTERY STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4102                         SLIM EXTRA CAPACITY BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4103                         SLIM EXTRA CAPACITY BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4104                         SLIM EXTRA CAPACITY BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4148                         SLIM EXTRA CAPACITY BATTERY STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4313                         STANDARD LITE BATT CHAR
--------------------------------------------------------------------------------------
SNN4314                         STANDARD LITE BATT BLACK
--------------------------------------------------------------------------------------
SNN4315                         STANDARD LITE BATT STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4019                         STANDARD BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4020                         STANDARD BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4027                         STANDARD BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4149                         STANDARD BATTERY STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4057         99314           EXTRA CAPACITY BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4058                         EXTRA CAPACITY BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4059         99315           EXTRA CAPACITY BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4150         99316           EXTRA CAPACITY BATTERY STEEL
--------------------------------------------------------------------------------------

BELT CLIP NICKEL CADMIUM BATTERIES


Part #          Pkg #           Description                                   [REDACTED]
--------------------------------------------------------------------------------------
SNN4565                         BELT CLIP SLIM BATTERY - CHARCOAL
--------------------------------------------------------------------------------------
SNN4564                         BELT CLIP SLIM BATTERY - BLACK
--------------------------------------------------------------------------------------
SNN4566                         BELT CLIP SLIM BATTERY - STEEL
--------------------------------------------------------------------------------------
SNN4567                         BELT CLIP SLIM BATTERY - SLATE
--------------------------------------------------------------------------------------

NICKEL METAL HYDRIDE BATTERIES

Part #          Pkg #           Description                                   [REDACTED]
--------------------------------------------------------------------------------------
SNN4238         99429           NIMH SLIM BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4239                         NIMH SLIM BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4240         99431           NIMH SLIM BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4241         99430           NIMH SLIM BATTERY STEEL
--------------------------------------------------------------------------------------
SNN4336         99450           NIMH SLIM BATTERY SLATE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4309         99432           NIMH SLIM EXTRA CAPACITY BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4310                         NIMH SLIM EXTRA CAPACITY BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4311         99434           NIMH SLIM EXTRA CAPACITY BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4312         99433           NIMH SLIM EXTRA CAPACITY BATTERY STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4203                         NIMH STANDARD BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4204                         NIMH STANDARD BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4205                         NIMH STANDARD BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4206                         NIMH STANDARD BATTERY STEEL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SNN4258         99435           NIMH EXTRA CAPACITY BATTERY CHARCOAL
--------------------------------------------------------------------------------------
SNN4259         99443           NIMH EXTRA CAPACITY BATTERY BLACK
--------------------------------------------------------------------------------------
SNN4260         99437           NIMH EXTRA CAPACITY BATTERY GRAY
--------------------------------------------------------------------------------------
SNN4261         99436           NIMH EXTRA CAPACITY BATTERY STEEL
--------------------------------------------------------------------------------------
SNN4378         99451           NIMH EXTRA CAPACITY BATTERY SLATE
--------------------------------------------------------------------------------------

                       Prepared by Motorola March, 1996                   Page 3

---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                      ELITE, FLIP, POCKET PHONE ACCESSORY
                              PLATNUM PRICE PAGES
                                  MARCH 1996


ALKALINE BATTERIES

Part #      Pkg #      Description                                                 [REDACTED]
---------------------------------------------------------------------------------------------------
99322                  SNN4242 ALKALINE BLACK
---------------------------------------------------------------------------------------------------
99323                  SNN4243 ALKALINE CHARCOAL
---------------------------------------------------------------------------------------------------
99324                  SNN4244 ALKALINE STEEL GRAY
---------------------------------------------------------------------------------------------------
99325                  SNN4245 ALKALINE DYNA GRAY
---------------------------------------------------------------------------------------------------


MULTIPLE ITEM RETAIL PACKAGES

Part #      Pkg #      Description                                                  [REDACTED]
---------------------------------------------------------------------------------------------------
99404                  STARTER KIT (PC 550/ALPHA) Charcoal
---------------------------------------------------------------------------------------------------
99406                  STARTER KIT (PC 550/ALPHA) Steel Gray
---------------------------------------------------------------------------------------------------
99410                  STARTER KIT (LITE/ULTRA LITE) Charcoal
---------------------------------------------------------------------------------------------------
99411                  STARTER KIT (LITE/ULTRA LITE) STEEL GRAY
---------------------------------------------------------------------------------------------------
99417                  TRAVEL PAK
---------------------------------------------------------------------------------------------------
99418                  STARTER PAK (Charcoal)
---------------------------------------------------------------------------------------------------
99419                  STARTER PAK (Steel)
---------------------------------------------------------------------------------------------------
99483                  Start Kit (550/Alpha) w/ Slim Batt Charcoal
---------------------------------------------------------------------------------------------------
99484                  Start Kit (550/Alpha) w/ Slim Batt Steel
---------------------------------------------------------------------------------------------------
99485                  Start Kit (440/Alpha) w/ Slim Batt Slate
---------------------------------------------------------------------------------------------------
99486                  Start Kit (Lite) w/ Slim Batt Charcoal
---------------------------------------------------------------------------------------------------
99487                  Start Kit (Lite) w/ Slim Batt Steel
---------------------------------------------------------------------------------------------------
99488                  Start Kit (Lite) w/ Slim Batt Slate
---------------------------------------------------------------------------------------------------
99501                  Start Kit (550/Alpha) w/ Nimh Slim Batt Charcoal
---------------------------------------------------------------------------------------------------
99502                  Start Kit (550/Alpha) w/ Slim Batt Steel
---------------------------------------------------------------------------------------------------
99503                  Start Kit (550/Alpha) w/ Nimh Slim Batt Slate
---------------------------------------------------------------------------------------------------
99504                  Start Kit (Lite) w/ Nimh Slim Batt Charcoal
---------------------------------------------------------------------------------------------------
99505                  Start Kit (Lite) w/ Nimh Slim Batt Steel
---------------------------------------------------------------------------------------------------
99506                  Start Kit (Lite) w/ Nimh Slim Batt Slate
---------------------------------------------------------------------------------------------------


ANTENNAS

Part #      Pkg #      Description                                                  [REDACTED]
---------------------------------------------------------------------------------------------------
SAF4120                MICRO TAC ANTENNA (3/PK)
---------------------------------------------------------------------------------------------------
SAF4330                MICRO TAC ANTENNA
---------------------------------------------------------------------------------------------------
SAF4480                MICRO TAC LITE ANTENNA
---------------------------------------------------------------------------------------------------
SAF4490                MICRO TAC LITE ANTENNA (3/PK)
---------------------------------------------------------------------------------------------------
SAF4980                ELITE REPLCMT ANTENNA
---------------------------------------------------------------------------------------------------

                                                                         Page 4
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                          PORTABLE PHONE ACCESSORIES
                             PLATINUM PRICE PAGES
                                  March 1996

PORTABLE ACCESSORIES

CHARGERS & ADAPTERS

            Retail
Part #     Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
SLN2097                 PORTABLE TRAVEL CHARGER
--------------------------------------------------------------------------------
SLN2483                 VEHICLE BATT CHGR PORTABLES
--------------------------------------------------------------------------------
SLN9231                 ULTRA CLASSIC II CIGARETTE LIGHTER CHARGER
--------------------------------------------------------------------------------
SLN9905     99448       ULTRA SAVER FOR ULTRA CLASSIC II
--------------------------------------------------------------------------------
SPN2014     99330       OVERGHT PORT CHARGER
--------------------------------------------------------------------------------
SPN2058     99424       OPTI - CHARGER
--------------------------------------------------------------------------------
SPN2068                 OVERNGHT CHARGER
--------------------------------------------------------------------------------
SPN4006                 AC XFRMER FOR SLN2097
--------------------------------------------------------------------------------
SPN4021                 EXPRESS 850 AC CHARGER
--------------------------------------------------------------------------------
SPN4047                 REPLCMNT BASE SPN2014
--------------------------------------------------------------------------------
SPN4052                 XFRMER SPN2015,SPN2021
--------------------------------------------------------------------------------
SPN4139                 AC TRANSFORMER FOR ULTRA CLASSIC II
                        INTERNAL CHARGER
--------------------------------------------------------------------------------
SPN4159                 AC POWER SUPPLY
--------------------------------------------------------------------------------

CARRY CASES

            Retail
Part #     Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
SLN4923                 PORT NYLON CASE (L SERIES)
--------------------------------------------------------------------------------
SLN6049     99415       OPEN FACE CARRY CASE FOR ULTRA CLASSIC
--------------------------------------------------------------------------------
SLN6050     99414       OPEN FACE CARRY CASE FOR PORTABLE 8000
--------------------------------------------------------------------------------
SLN6953     99453       OPEN FACE CARRY CASE FOR ULTRA CLASSIC II
--------------------------------------------------------------------------------
TRN5806                 RUBBER BOOT FOR L SERIES PORT
--------------------------------------------------------------------------------

DATA PRODUCTS

            Retail
Part #     Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
S3851                   CELL CONNECTION FOR ULTRA CLASSIC II
--------------------------------------------------------------------------------
S3026                   CELLULAR CONNECTION FOR PORTABLE
--------------------------------------------------------------------------------
SKN4621                 DATA CABLE FOR ULTRA CLASSIC II CELL
                        CONNECTION
--------------------------------------------------------------------------------

VEHICLE KITS

            Retail
Part #     Package #    Description                               [REDACTED]
--------------------------------------------------------------------------------
S2815                   DHFA BLACK
--------------------------------------------------------------------------------
S2816                   DHFA GRAY
--------------------------------------------------------------------------------
S2817                   DHFA GRAY NO MIC
--------------------------------------------------------------------------------
S2818                   DHFA CHARCOAL
--------------------------------------------------------------------------------
S2985                   DHFA STEEL
--------------------------------------------------------------------------------
S3797       99440       STANDARD DHFA FOR ULTRA CLASSIC II - NOT
                        AVAIL. IN NEW RETAIL PKG.
--------------------------------------------------------------------------------
S3846       99441       DELUXE DHFA FOR ULTRA CLASSIC II - NOT
                        AVAIL. IN NEW RETAIL PKG.
--------------------------------------------------------------------------------
SKN4326                 CONTROL CABLE PORTABLE DHFA
--------------------------------------------------------------------------------
SKN4327                 CHARGER CABLE DHFA PORTABLE
--------------------------------------------------------------------------------
SLN2149                 CONVERTABLE DIST BOX BCX
--------------------------------------------------------------------------------
SLN2533                 PORTABLE MOUNT EXTENDED SYS
--------------------------------------------------------------------------------
SLN2551                 DHFA PORTABLE SLIDE BLACK
--------------------------------------------------------------------------------
SLN2917                 DHFA Adaptor
--------------------------------------------------------------------------------
SLN2573                 DHFA PORTABLE SLIDE CHARCOAL
--------------------------------------------------------------------------------
SLN2984                 DHFA PORTABLE SLIDE STEEL
--------------------------------------------------------------------------------
SLN3218                 Port to Ultra Classic II HF Adaptor
--------------------------------------------------------------------------------

                        Prepared by Motorola March 1996                   Page 1
---------------
Brackets [/] indicate confidential portions omitted and filed separately with the Commission.

                          PORTABLE PHONE ACCESSORIES
                             PLATINUM PRICE PAGES
                                  MARCH 1996

ANTENNAS

            Retail
 Part #    Package #    Description                                 [REDACTED]
--------------------------------------------------------------------------------
SAF2000                 WINDOW CLIP ANTENNA PORTABLES
--------------------------------------------------------------------------------
SAF2020                 PORTABLE ANTENNA PACKAGE
--------------------------------------------------------------------------------
SAF4110                 EXPRESS 850 WHIP ANTENNA
--------------------------------------------------------------------------------
SAF4140                 STANDARD PORTABLE ANTENNA
--------------------------------------------------------------------------------
SAF4170                 CITY STUB ANTENNA
--------------------------------------------------------------------------------

 MISCELLANEOUS

            Retail
 Part #    Package #    Description                                 [REDACTED]
--------------------------------------------------------------------------------
SLN5565                 PORT DHFA MNTG HARDWARE
--------------------------------------------------------------------------------
SLN5599                 CLAMSHELL MNT FOR CHRGR
--------------------------------------------------------------------------------
 Nickel Cadmium Batteries

            Retail
 Part #    Package #    Description                                 [REDACTED]
--------------------------------------------------------------------------------
SNN4014                 STANDARD PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4211     99321       STANDARD PORT BATT CHRG
--------------------------------------------------------------------------------
SNN4212     99320       STANDARD PORT BATT STEEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SNN4038                 UC STD PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4040                 UC STD PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4214     99317       UC STD PORT BATT STEEL
--------------------------------------------------------------------------------
SNN4114     99305       UC STD PORT BATTY CHAR
--------------------------------------------------------------------------------
SNN4423     99496       UC STD PORT BATT SLATE GRAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SNN4041                 UC SLIM PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4042     99307       UC SLIM PORT BATT CHAR
--------------------------------------------------------------------------------
SNN4043                 UC SLIM PORT BATT BLACK
--------------------------------------------------------------------------------
SNN4213     99318       UC SLIM PORT BATT STEEL
--------------------------------------------------------------------------------
SNN4424     99495       UC SLIM PORT BATT SLATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SNN4023                 ULTRA HI CAP PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4024                 ULTRA HI CAP PORT BATT CHAR
--------------------------------------------------------------------------------
SNN4025                 ULTRA HI CAP PORT BATT BLACK
--------------------------------------------------------------------------------
SNN4235                 ULTRA HI CAP PORT BATT STEEL
--------------------------------------------------------------------------------

 NICKEL METAL HYDRIDE BATTERIES

            Retail
 Part #    Package #    Description                                 [REDACTED]
--------------------------------------------------------------------------------
SNN4207                 NIMH SLIM PORT BATT CHAR
--------------------------------------------------------------------------------
---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------
SNN4208                 NIMH SLIM PORT BATT BLACK
--------------------------------------------------------------------------------
SNN4209                 NIMH SLIM PORT BATT GRAY
--------------------------------------------------------------------------------
SNN4210                 NIMH SLIM PORT BATT STEEL
--------------------------------------------------------------------------------

---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.
                        Prepared by Motorola March 1996                  Page 2

                          PORTABLE PHONE ACCESSORIES
                              PLATINUM PRICE PAGES
                                  March 1996

INTRINSICALLY SAFE BATTERIES


            Retail
Part #    Package #    Description                                  [REDACTED]
-----------------------------------------------------------------------------
SNN4088                UC FM APPROVED DYNA GRAY
-----------------------------------------------------------------------------
SNN4089                UC FM APPROVED CHARCOAL
-----------------------------------------------------------------------------
SNN4090                UC FM APPROVED BLACK
-----------------------------------------------------------------------------
SNN4273                UC FM APPROVED STEEL GRAY
-----------------------------------------------------------------------------

BATTERY SAVERS

            Retail
Part #    Package #    Description                                  [REDACTED]
-----------------------------------------------------------------------------
SLN2110                PORTABLE TBS GRAY
-----------------------------------------------------------------------------
SLN2351    99309       PORTABLE TBS CHARCOAL
-----------------------------------------------------------------------------
SLN2554                PORTABLE TBS BLACK
-----------------------------------------------------------------------------
SLN2985    99319       PORTABLE TBS STEEL
-----------------------------------------------------------------------------
SLN3238    99494       PORTABLE TBS SLATE GRAY
-----------------------------------------------------------------------------

MULTIPLE RETAIL PACKAGES

            Retail
Part #    Package #    Description                                  [REDACTED]
-----------------------------------------------------------------------------
99408      99408       STARTER KIT UC (Charcoal)
-----------------------------------------------------------------------------
99409      99409       STARTER KIT UC (Steel Gray)
-----------------------------------------------------------------------------
99422      99422       ULTRA TRAVEL PAK (Charcoal)-NOT AVAIL. IN
                         NEW RETAIL PKG.
-----------------------------------------------------------------------------
99454      99454       STARTER KIT FOR ULTRA CLASSIC II (Charcoal)
-----------------------------------------------------------------------------
99455      99455       STARTER KIT FOR ULTRA CLASSIC II (Steel)
-----------------------------------------------------------------------------
99493      99493       STARTER KIT FOR ULTRA CLASSIC II (Slate)
-----------------------------------------------------------------------------

---------------
Brackets ([/]) indicate confidential portions omitted and filed separately with the Commission.
                       Prepared by Motorola March 1996                Page 3

                                   MOTOROLA
                               LIMITED WARRANTY

MOTOROLA, INC. (Motorola) warrants this Motorola cellular accessory against defects in material and workmanship under normal use for ONE YEAR from the date of original retail purchase. This warranty extends to the original retail purchaser only and is not transferable. Motorola, at its option, will at no charge either repair the accessory (with new or reconditioned parts) or replace the accessory or refund the purchase price of the accessory during the warranty period. Repaired/replacement accessories are warranted for either ninety days or the remainder of the original warranty period, whichever is longer. All replaced items become Motorola's property. This warranty does not cover defects or damage resulting from abnormal use, misuse, mishandling, neglect, accident or tampering.

You can obtain warranty service through your original place of purchase in most cases. Or you can obtain warranty service by returning the accessory directly to Motorola. In either case, you must return the accessory with transportation prepaid and provide proof that the accessory is within the warranty period (for example, a dated purchase receipt). For more information, including about returning an accessory to Motorola, please call the Motorola Cellular Information Center toll-free at 1-800-331-6456 in the USA.

THIS IS THE COMPLETE WARRANTY FOR THE ACCESSORY BY MOTOROLA AND SETS FORTH YOUR EXCLUSIVE REMEDIES. THIS WARRANTY IS GIVEN IN LIEU OF ALL OTHER EXPRESS WARRANTIES. IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED TO THE DURATION OF THIS LIMITED WARRANTY. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR DAMAGES IN EXCESS OF THE PURCHASE PRICE OF THE ACCESSORY OR FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE SUCH ACCESSORY TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW:

Some states do not allow the exclusion or limitation of incidental or consequential damages, or limitations on how long an implied warranty lasts, so the above limitations or exclusions may not apply to you. This warranty gives you specific legal rights, and you may also have other rights which vary from state to state.

        This warranty is valid only in the USA.

                                                                     68P09372AB3